                                                                                                       Filed pursuant to Rule 433(d)
                                                                                               Registration Statement No. 333-131727

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ACE Securities Corp.                                                                                         FREE WRITING PROSPECTUS
Home Equity Loan Trust Series 2007-ASAP1
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The  following is a free writing  prospectus.  The  information  in this free writing  prospectus is  preliminary  and is subject to completion or change.

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                                                       FREE WRITING PROSPECTUS
------------------------------------------------------------------------------------------------------------------------------------

                                                         ACE Securities Corp

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                                                     $798,535,000 (Approximate)
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                                                       Home Equity Loan Trust

                                                          Series 2007-ASAP1

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                                                         ACE Securities Corp
                                                             (Depositor)

                                    ACE Securities Corp Home Equity Loan Trust, Series 2007-ASAP1
                                                          (Issuing Entity)

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                                                        [Deutsche Bank Logo]

                                                            March 8, 2007

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 1

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ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

The analysis in this report is based on information provided by ACE Securities Corp. (the "Depositor").  Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange
Commission because they contain important information.  Such documents may be obtained without charge at the Securities and Exchange
Commission's  website.  Once available,  the base prospectus and prospectus  supplement may be obtained without charge by contacting
Deutsche Bank Securities Inc.'s ("DBSI") trading desk at (212) 250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement  (collectively,  the "Prospectus").
The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing  prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information  contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these  securities in any state where such offer,  solicitation or sale is not permitted.  You should consult your own counsel,  accountant,  and other advisors as to the legal, tax,  business,  financial and related aspects of a purchase of these securities.

The attached  information  contains certain tables and other statistical  analyses (the  "Computational  Materials") which have been prepared  by DBSI in reliance  upon  information  furnished  by the  Depositor.  Numerous  assumptions  were used in  preparing  the
Computational  Materials that may or may not be reflected herein. As such, no assurance can be given as to whether the Computational
Materials and/or the assumptions  upon which they are based reflect present market  conditions or future market  performance.  These
Computational  Materials  should not be construed as either  projections or predictions  or as legal,  tax,  financial or accounting advice.  Any weighted  average  lives,  yields and  principal  payment  periods  shown in the  Computational  Materials are based on prepayment  assumptions,  and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal  payment  periods.  In addition,  it is possible that  prepayments on the underlying  assets will occur at rates slower or faster than the rates shown in the attached  Computational  Materials.  Furthermore,  unless otherwise  provided,  the Computational
Materials assume no losses on the underlying assets and no interest shortfalls.  The specific  characteristics of the securities may differ from those shown in the Computational Materials by a permitted variance of +/- 10% prior to issuance. Neither DBSI nor any of its affiliates makes any  representation  or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

An investor or potential investor in the certificates (and each employee,  representative,  or other agent of such person or entity)
may disclose to any and all persons,  without  limitation,  the tax treatment and tax  structure of the  transaction  (as defined in
United States Treasury Regulation Section 1.6011-4) and all related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity.  However,  such person or entity may not disclose any other information relating to this transaction unless such information is related to such tax treatment and tax structure.

THIS  INFORMATION IS FURNISHED TO YOU SOLELY BY DBSI AND NOT BY THE ISSUING ENTITY OF THE SECURITIES OR ANY OF ITS AFFILIATES.  DBSI
IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUING ENTITY IN CONNECTION WITH THE PROPOSED TRANSACTION.

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 2

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ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

                                             FREE WRITING PROSPECTUS DATED March 8, 2007
                                                         ACE Securities Corp.
                                              Home Equity Loan Trust, Series 2007-ASAP1
                                                      $798,535,000 (Approximate)
                  All dollar amounts and percentages contained herein are subject to a permitted variance of +/- 10%
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                                                          Structure Overview
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                                                      To 10% Optional Termination
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                                          WAL      Principal          Pmt        Interest         Legal                Expected
   Class       Approximate       Type    (yrs)      Payment          Delay        Accrual          Final                 Ratings
                Size ($)                        Window (months)     (days)        Basis          Maturity                 S / M

    Offered Certificates:
   A-1            284,631,000   Float    2.29        1 - 84           0         ACT/360        March 2037             AAA / Aaa
   A-2A           181,404,000   Float    1.00        1 - 22           0         ACT/360        March 2037             AAA / Aaa
   A-2B            67,264,000   Float    2.00       22 - 28           0         ACT/360        March 2037             AAA / Aaa
   A-2C            57,273,000   Float    3.00       28 - 56           0         ACT/360        March 2037             AAA / Aaa
   A-2D            57,045,000   Float    6.22       56 - 84           0         ACT/360        March 2037             AAA / Aaa
   M-1             31,510,000   Float    4.91       45 - 84           0         ACT/360        March 2037            [AA+]/ Aa1
   M-2             28,608,000   Float    4.81       42 - 84           0         ACT/360        March 2037            [AA+] /Aa2
   M-3             16,170,000   Float    4.75       41 - 84           0         ACT/360        March 2037             [AA]/Aa3
   M-4             14,926,000   Float    4.72       40 - 84           0         ACT/360        March 2037              [AA]/A1
   M-5             14,097,000   Float    4.70       40 - 84           0         ACT/360        March 2037             [AA-]/A2
   M-6             13,682,000   Float    4.67       39 - 84           0         ACT/360        March 2037              [A+]/A3
   M-7             12,024,000   Float    4.66       38 - 84           0         ACT/360        March 2037             [A-]/Baa1
   M-8             11,609,000   Float    4.65       38 - 84           0         ACT/360        March 2037            [BBB+]/Baa2
   M-9              8,292,000   Float    4.65       38 - 84           0         ACT/360        March 2037            [BBB]/Baa3

            ------------------
  Total          $798,535,000

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                                                              Pricing Speed
-------------------------------------------------------------------------------------------------------------------------------------------
Fixed-Rate Mortgage Loans               100% PPC (4% CPR growing to 23% CPR over 12 months )
Adjustable-Rate                         100% PPC (5% CPR in month 1, an additional 2% CPR for each month thereafter, building to 27% CPR
Mortgage Loans                          in month 12 and remaining constant at 27% CPR until month 23, increasing to and remaining constant at 60% CPR from month 24 until month 27 and decreasing and remaining constant at 30% CPR from month 28 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of PPC)
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                                                        Transaction Overview
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 Certificates:                  The Class A-1 Certificates  and the Class A-2A,  Class A-2B, Class A-2C and Class A-2D  Certificates
                                (collectively,  the "Class A-2  Certificates";  and together  with the Class A-1  Certificates,  the
                                "Senior  Certificates" or "Class A  Certificates"),  the Class M-1, Class M-2, Class M-3, Class M-4,
                                Class M-5, Class M-6, Class M-7, Class M-8, and Class M-9 Certificates (collectively, the "Mezzanine
                                Certificates"  or "Class M  Certificates").  The Class A-1  Certificates  are  backed by  conforming principal balance fixed-rate and adjustable-rate  first and second lien mortgage loans (the "Group I
                                Mortgage Loans") and the Class A-2 Certificates are backed by fixed-rate and  adjustable-rate  first and second lien mortgage loans with conforming and non-conforming  principal balances (the "Group II
                                Mortgage Loans").  The Mezzanine  Certificates are backed by the Group I Mortgage Loans and Group II
                                Mortgage  Loans  (collectively,  the  "Mortgage  Loans").  The  Senior  Certificates  along with the
                                Mezzanine Certificates are referred to herein as the "Offered Certificates."
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The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 3

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ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
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                                                   Transaction Overview (Cont.)
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 Certificates:                  The trust  will  also  issue the Class CE  Certificates,  the Class P  Certificates  and the Class R
                                Certificates which are referred to herein as the "Non-offered  Certificates".  The pass-through rate on the Class A-1  Certificates  will be the lesser of (i) One-Month LIBOR plus a margin and (ii) the applicable Net WAC Pass-Through  Rate. The pass-through  rates on the Class A-2 Certificates will be the lesser of (i) One-Month  LIBOR plus their  respective  margins and (ii) the  applicable  Net WAC
                                Pass-Through  Rate. The pass-through  rates on the Mezzanine  Certificates will be the lesser of (i)
                                One-Month LIBOR plus their respective margins and (ii) the applicable Net WAC Pass-Through Rate.

 Collateral:                    As of the Cut-off Date, the Mortgage Loans will consist of approximately  4,657  adjustable-rate and fixed-rate,  first and second lien, closed-end,  mortgage loans. The aggregate outstanding principal balance of the Mortgage  Loans is  approximately  $829,214,912  as of the Cut-off Date. The Mortgage
                                Loans will be separated into two groups.  The Group I Mortgage  Loans will  represent  approximately
                                2,479  conforming   principal  balance  fixed-rate  and  adjustable-rate   Mortgage  Loans  totaling
                                approximately  $364,444,648  and the Group II  Mortgage  Loans will  represent  approximately  2,178 conforming and non-conforming  principal balance fixed and  adjustable-rate  Mortgage Loans totaling approximately $464,770,264.

Class A Certificates:           Class A-1, Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates

Class M Certificates:           Class M-1,  Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, and Class
                                M-9 Certificates

Depositor:                      ACE Securities Corp. ("ACE")

Issuing Entity:                 ACE  Securities  Corp.  Home Equity Loan Trust,  Series  2007-ASAP1.  The Issuing  Entity is also referred to herein as the trust.

Master Servicer and             Wells Fargo Bank, National Association
Securities Administrator:

Servicer:                       Ocwen Loan Servicing, LLC

Trustee:                        HSBC Bank USA, National Association

Custodians:                     Wells Fargo Bank, National Association and Deutsche Bank National Trust Company

Credit Risk Manager:            Clayton Fixed Income Services Inc.

Underwriter:                    Deutsche Bank Securities Inc.

Swap Provider:                  TBD

Cut-off Date:                   February 1, 2007

Expected Pricing:               Week of March 5, 2007

Expected Closing Date:          On or about March 13, 2007

Record Date:                    For so long as the Offered  Certificates  are held in book-entry  form,  the Record Date will be the business  day  immediately  preceding  the related  Distribution  Date.  With respect to any Offered
                                Certificates  held in  definitive  form,  the Record Date will be the last business day of the month immediately preceding the month in which the related Distribution Date occurs.

Distribution Date:              25th day of each month (or the next  business day if such day is not a business  day)  commencing in
                                March 2007.
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The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 4

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ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

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                                                   Transaction Overview (Cont.)
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Determination Date:             The  Determination  Date with  respect  to any  Distribution  Date is the 15th day of the month in which the  Distribution  Date  occurs or, if such day is not a business  day,  on the  immediately preceding business day.

Due Period:                     The Due Period with  respect to any  Distribution  Date  commences  on the second day of the month immediately  preceding the month in which such  Distribution Date occurs and ends on the first day of the month in which such Distribution Date occurs.

Prepayment Period:              The  Prepayment  Period  with  respect  to any  Distribution  Date  shall be (i) with  respect  to principal  prepayments  in full, the period from the 16th day of the month  immediately  preceding the Distribution  Date to the 15th day of the month in which the Distribution Date occurs and (ii)
                                with respect to principal  prepayments in part, the calendar month immediately preceding the month in which the Distribution Date occurs.

Interest Accrual Period:        Interest  will  initially  accrue  on  the  Offered  Certificates  from  the  Closing Date to (but excluding) the first Distribution  Date, and thereafter,  from the prior Distribution Date to (but excluding) the current  Distribution  Date on an actual/360  basis. The Offered  Certificates will initially settle flat (no accrued interest).

Interest Distribution Amount:   For the  Certificates of any class on any  Distribution  Date is equal to interest accrued during the  related  Interest  Accrual  Period  on the  certificate  principal  balance  of  that  class immediately  prior to such  Distribution  Date at the then applicable  pass-through rate for such class,  and  reduced (to not less than zero),  in the case of each such class,  by the  allocable share,  if any, for such class of  prepayment  interest  shortfalls  to the extent not covered by
                                Compensating  Interest paid by the Master Servicer or the Servicer and shortfalls  resulting from the application of the Servicemembers' Civil Relief Act or similar state or local laws.

Senior Interest Distribution    For  the  Class  A  Certificates  on  any  Distribution  Date  is  an  amount equal to the sum of
Amount:                         the Interest  Distribution Amount for such Distribution Date for each such class and the Interest
                                Carry Forward Amount, if any, for such Distribution Date for each such class.

Administration Fee Rate:        The  Master  Servicer,  Servicer  and  Credit  Risk  Manager  will  be paid  monthly  fees on the outstanding  principal  balance of the  Mortgage  Loans.  These  fees  initially  aggregate  to a weighted average cost of approximately 0.5170% for the Mortgage Loans.

Prepayment Interest
Shortfalls:                     Interest shortfalls attributable to voluntary principal prepayments on the Mortgage Loans.

Compensating Interest:          The Servicer will be required to cover Prepayment  Interest  Shortfalls on prepayments in full on the  Mortgage  Loans up to the amount of the  Servicing  Fee. If the  Servicer  fails to make any required  Compensating  Interest payment, the Master Servicer will be required to do so up to the amount of the Master Servicing Fee.

Optional Termination:           On any Distribution  Date on which the aggregate  outstanding  principal  balance of the Mortgage
                                Loans as of the last day of the related Due Period is less than or equal to 10% of the  aggregate outstanding  principal  balance of the Mortgage Loans as of the Cut-off Date, the Master Servicer
                                may purchase  all of the Mortgage  Loans and REO  properties  remaining in the trust,  causing an early retirement of the certificates, but is not required to do so.
----------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 5

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ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    Transaction Overview (Cont.)
------------------------------------------------------------------------------------------------------------------------------------

Monthly Servicer Advances:      The  Servicer  will  collect  monthly  payments  of  principal  and  interest  on the Mortgage Loans and will be obligated to make advances of delinquent  monthly principal and interest  payments.  The
                                Servicer is required to advance delinquent  payments of principal and interest on the Mortgage Loans only to the extent  such  amounts are deemed  recoverable.  If the  Servicer  fails to make any such advance,  the  Master  Servicer  will  be  required  to  do  so  subject  to  its  determination  of recoverability.  The  Servicer  and the Master  Servicer  are  entitled to be  reimbursed  for these advances, and therefore these advances are not a form of credit enhancement.

Credit Enhancement:             1) Excess Interest;
                                2) Overcollateralization ("OC"); and
                                3) Subordination

Allocation of Losses:           Any Realized Losses on the Mortgage Loans will be allocated on any Distribution  Date, first, to Net
                                Monthly Excess Cashflow and Net Swap Payments  received from the Swap Provider,  if any, second,  to the  Class CE  Certificates,  third,  to the  Class  M-9  Certificates,  fourth,  to the  Class  M-8
                                Certificates, fifth, to the Class M-7 Certificates,  sixth, to the Class M-6 Certificates,  seventh, to the Class M-5  Certificates,  eighth,  to the Class  M-4  Certificates,  ninth,  to the Class M-3
                                Certificates,  tenth, to the Class M-2  Certificates  and eleventh,  to the Class M-1  Certificates.
                                There will be no allocation of Realized Losses to the Class A  Certificates.  Investors in the Class
                                A  Certificates  should note,  however,  that although  Realized  Losses cannot be allocated to such
                                Certificates,  under certain loss  scenarios  there may not be enough  principal and interest on the
                                Mortgage Loans to distribute to the holders of the Class A  Certificates  all principal and interest amounts to which they are then entitled.

                                Once Realized  Losses have been allocated to the Mezzanine  Certificates,  such amounts with respect to such  Certificates  will no  longer  accrue  interest  and such  amounts  will not be  reinstated
                                thereafter.  However, the amount of any Realized Losses allocated to the Mezzanine  Certificates may be  distributed  to such  certificates  on a subordinated  basis on any  Distribution  Date from Net
                                Monthly Excess Cashflow,  if any is available for such Distribution  Date, and any Net Swap Payments paid by the Swap Provider.

Required                        Overcollateralization  refers to the amount by which the aggregate principal balance of the Mortgage
Overcollateralization           Loans exceeds the aggregate  certificate  principal  balance of the  Certificates.  This excess (the
Amount:                         "Overcollateralization  Amount") is intended to protect the certificateholders against shortfalls in payments  on the  Certificates.  The  Required  Overcollateralization  Amount for the  Certificates,
                                which will be fully  established  at  issuance,  is  anticipated  to be  approximately  3.70% of the aggregate  principal  balance of the Mortgage Loans as of the Cut-off Date. On or after the Stepdown
                                Date and provided that a trigger event is not in effect, the Required  Overcollateralization  Amount may be  permitted  to decrease to  approximately  7.40% of the  aggregate  principal  balance of the
                                Mortgage  Loans  as of the  last  day of the  related  Due  Period,  subject  to a floor  amount  of approximately 0.50% of the aggregate  outstanding  principal balance of the Mortgage Loans as of the
                                Cut-off  Date.  If, due to losses,  the  Overcollateralization  Amount is reduced below the Required
                                Overcollateralization  Amount,  excess spread,  if any is available will be paid to the Certificates then entitled to receive  distributions  in respect of principal in order to reduce the  certificate
                                principal   balance  of  such   Certificates   to  the  extent   necessary  to  reach  the  Required
                                Overcollateralization  Amount. In addition,  Net Swap Payments paid by the Swap Provider may be used to restore or maintain the Required Overcollateralization Amount.

Overcollateralization           An  Overcollateralization  Increase  Amount for any  Distribution  Date is the lesser of (i) the Net
Increase Amount:                Monthly  Excess  Cashflow and Net Swap Payments  received from the Swap  Provider,  if any, for that
                                Distribution Date and (ii) the excess of the Required  Overcollateralization Amount over the current
                                Overcollateralization Amount.
-------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 6

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------------
                                                     Transaction Overview (Cont.)
----------------------------------------------------------------------------------------------------------------------------------------
Overcollateralization Reduction   An  Overcollateralization  Reduction  Amount  for any  Distribution  Date is the  amount by which the
Amount:                           current  Overcollateralization Amount exceeds the Required  Overcollateralization Amount after taking into account all other  distributions to be made on the Distribution Date limited to the distribution of principal on the Mortgage Loans.

Stepdown Date:                    Is the  earlier of (i) the first  Distribution  Date  following  the  distribution  date on which the aggregate  certificate  principal  balances of the Class A Certificates have been reduced to zero and
                                  (ii) the  later to occur of (x) the  Distribution  Date  occurring  in March  2010 and (y) the  first
                                  Distribution Date on which the Credit Enhancement  Percentage (calculated for this purpose only after taking into account  distributions  of principal on the Mortgage Loans, but prior to any distribution of principal to the holders of the Certificates) is equal to or greater than approximately 43.80%.

Credit Enhancement Percentage:    As  of  the  Closing  Date  the  Initial  Credit   Enhancement   Percentage  is  as  set  forth below
                                  under  the  heading  "Initial  CE %".  The  Credit  Enhancement  Percentage  for  any  class  and any
                                  Distribution  Date is the  percentage  obtained by dividing (x) the aggregate  certificate  principal balance  of the class or  classes  subordinate  thereto  (which  includes  the  Overcollateralization
                                  Amount) by (y) the aggregate principal balance of the Mortgage Loans,  calculated after giving effect to  scheduled  payments of  principal  due during the related Due Period,  to the extent  received or advanced, and unscheduled  collections of principal received during the related Prepayment Period and distribution of the Principal  Distribution  Amount to the holders of the certificates  then entitled to distributions of principal on the Distribution Date.

                                      Class                (S/M)               Initial CE %           CE % On/After Step Down Date
                                      -----                -----               ------------           ----------------------------
                                        A                AAA / Aaa                21.90%                         43.80%
                                       M-1              [AA+ ]/ Aa1               18.10%                         36.20%
                                       M-2               [AA+]/Aa2                14.65%                         29.30%
                                       M-3               [AA]/Aa3                 12.70%                         25.40%
                                       M-4                [AA]/A1                 10.90%                         21.80%
                                       M-5               [AA]-/A2                  9.20%                         18.40%
                                       M-6                [A+]/A3                  7.55%                         15.10%
                                       M-7               [A-]/Baa1                 6.10%                         12.20%
                                       M-8              [BBB+]/Baa2                4.70%                          9.40%
                                       M-9              [BBB]/Baa3                 3.70%                          7.40%

Net Monthly Excess Cashflow:      For any Distribution Date is equal to the sum of (i) any  Overcollateralization  Reduction Amount and
                                  (ii) the  excess of the  Available  Distribution  Amount,  net of any Net Swap  Payment  and the Swap
                                  Termination  Payment, if any, required to be made by the Securities  Administrator,  on behalf of the supplemental  interest  trust  (not  caused  by the  occurrence  of a Swap  Provider  trigger  event)
                                  (described  below),  to the Swap Provider under the Swap Agreement,  over the sum of (w) with respect to the Class A Certificates,  the Senior Interest Distribution Amount for such Distribution Date, (x)
                                  with respect to the Mezzanine  Certificates,  the Interest  Distribution Amount for such Distribution
                                  Date and (y) the amount of  principal  remittance  required to be  distributed  to the holders of the certificates on such Distribution Date.

Net WAC Pass-Through Rate:        Class A-1 Certificates or Class A-2 Certificates:  The per annum rate (subject to adjustment based on the actual number of days elapsed in the related  Interest Accrual Period) equal to the product of 12 and a fraction,  expressed  as a  percentage,  the  numerator of which is the  difference  of (a) the amount of  interest  which  accrued  on the  Mortgage  Loans in the  related  loan group in the prior calendar  month  minus the fees  payable to the  Servicer,  the Master  Servicer  and the Credit Risk
                                  Manager with respect to the related  Mortgage Loans for such  Distribution  Date over (b) the Group I
                                  Allocation Percentage or Group II Allocation  Percentage,  as applicable,  of any Net Swap Payment or
                                  Swap  Termination  Payment made to the Swap Provider (not caused by the occurrence of a Swap Provider trigger event) for such  Distribution  Date and the  denominator of which is the aggregate  principal balance  of the  Mortgage  Loans in the  related  loan  group  as of the last day of the  immediately preceding Due Period (or as of the Cut-off Date with respect to the first  Distribution  Date), after giving effect to principal prepayments received during the related Prepayment Period.
----------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 7

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                          Transaction Overview (Cont.)
--------------------------------------------------------------------------------------------------------------------------------
Net WAC Pass-Through Rate     Mezzanine  Certificates:  The per annum  rate  equal to (x) the  weighted  average  (weighted  in
(Continued):                  proportion  to the  results of  subtracting  from the  aggregate  principal  balance of each loan group, the current certificate  principal balance of the related Class A Certificates) of (i) the
                              Net WAC Pass-Through  Rate for the Class A-1 Certificates and (ii) the Net WAC Pass-Through  Rate
                              for the Class A-2 Certificates.

                              Group I Allocation  Percentage:  The aggregate principal balance of the Group I Mortgage Loans divided by the sum of the aggregate  principal  balance of the Group I Mortgage  Loans and the
                              Group II Mortgage Loans.

                              Group  II  Allocation  Percentage:  The  aggregate  principal  balance  of the  Group II
                              Mortgage  Loans  divided by the sum of the  aggregate  principal  balance of the Group I Mortgage
                              Loans and the Group II Mortgage Loans.

Net WAC Rate Carryover        If  on  any   Distribution   Date   the   Pass-Through   Rate   for   any  class  of  the  Series
Amount:                       2007-ASAP1  Certificates is limited by the related Net WAC Pass-Through  Rate, such class will be entitled to the "Net WAC Rate Carryover  Amount" which will be equal to the sum of (i) the excess of (a) the amount of  interest  that would have  accrued on such class based on  one-month  LIBOR plus the  related  margin  over (b) the amount of  interest  accrued  on such class  based on the related  Net WAC  Pass-Through  Rate and (ii) the  unpaid  portion  of any  related  Net WAC Rate
                              Carryover Amount from the prior  Distribution  Date together with interest accrued on such unpaid portion at a rate equal to one-month  LIBOR plus the related  margin for the most recently  ended
                              Interest  Accrual  Period.  Any Net WAC Rate Carryover  Amount will be paid on such  Distribution
                              Date or future  Distribution  Dates to the extent of funds available.  The Net WAC Rate Carryover
                              Amount will be distributed  from certain  amounts  received by the Securities  Administrator,  on behalf of the Supplemental  Interest Trust (described below),  under the Swap Agreement,  if any, and from the Net Monthly Excess Cashflow on a subordinated  basis on the same  Distribution  Date or on any  subsequent  Distribution  Date to the extent of available  funds.  The ratings on each class of  Certificates do not address the likelihood of the payment of any Net WAC Rate Carryover
                              Amount from Net Monthly Excess Cashflow.

Group I Cap Agreement:        On the  Closing  Date,  the  Trustee  will  enter  into a "Group I Cap  Agreement"  which will be effective commencing on the Distribution Date in March 2007 and ending immediately  following the
                              Distribution  Date in August  2007 to make  payments  in  respect  of any Net WAC Rate  Carryover
                              Amounts in respect of the Class A-1 and Mezzanine  Certificates as described herein.  The Group I
                              Cap  Agreement  requires a cap payment in an amount  equal to the product of: (1) the excess,  if any, of one-month LIBOR over a strike rate of [7.50]% for the related  Distribution Date; (2) the related scheduled notional amount, which is based on the lesser of (i) the expected  amortization of the Group I Mortgage Loans and (ii) the aggregate  Certificate  Principal Balance of the Class
                              A-1  Certificates,  Mezzanine  Certificates  and Class CE Certificates,  and (3) a fraction,  the numerator of which is the actual  number of days elapsed from the previous  Distribution  Date to but excluding the current  Distribution  Date (or, for the first  Distribution  Date,  the actual number of days elapsed from the Closing Date to but excluding the first  Distribution  Date), and the denominator of which is 360.
--------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 8

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                 Transaction Overview (Cont.)
--------------------------------------------------------------------------------------------------------------------------------

Group II Cap Agreement:       On the Closing  Date,  the Trustee  will enter into a "Group II Cap  Agreement"  which will be effective  commencing on the Distribution Date in March 2007 and ending immediately  following the  Distribution  Date in  August  2007 to  make  payments  in  respect  of any Net WAC  Rate
                              Carryover  Amounts  in respect of the Class  A-2A,  Class  A-2B,  Class  A-2C,  Class A-2D and
                              Mezzanine  Certificates as described herein. The Group II Cap Agreement requires a cap payment in an amount  equal to the  product  of: (1) the excess,  if any,  of  one-month  LIBOR over a strike rate of [7.50]% for the related  Distribution  Date; (2) the related scheduled notional amount,  which  is  based on the  lesser  of (i) the  expected  amortization  of the  Group II
                              Mortgage Loans and (ii) the aggregate  Certificate  Principal Balance of the Class A-2A, Class
                              A-2B, Class A-2C, Class A-2D and Mezzanine Certificates,  and Class CE Certificates, and (3) a
                              fraction,  the  numerator  of which is the actual  number of days  elapsed  from the  previous
                              Distribution  Date  to but  excluding  the  current  Distribution  Date  (or,  for  the  first
                              Distribution  Date,  the actual  number of days elapsed from the Closing Date to but excluding the first Distribution Date), and the denominator of which is 360.

Swap Agreement:               On the Closing  Date,  the Trustee  will enter into a Swap  Agreement  with the Swap  Provider described  in the  final  prospectus  supplement.  The Swap  Agreement  will  have an  initial notional amount of $738,019,064.  Beginning with the Distribution  Date in September 2007, the
                              Trust  (through a  supplemental  interest  trust) will be  obligated to pay an amount equal to
                              [4.80]%  per  annum on the  notional  amount as set  forth in the Swap  Agreement  to the Swap
                              Provider and the Swap Provider will be obligated to pay to the  supplemental  interest  trust, for the benefit of the  holders of the  Offered  Certificates,  an amount  equal to  one-month
                              LIBOR on the notional  amount as set forth in the Swap  Agreement  until the Swap Agreement is terminated.  Only the net amount of the two obligations will be paid by the appropriate  party
                              (the "Net Swap Payment").  See the attached schedule.

                              A separate  trust  created  under the  pooling  and  servicing  agreement  (the  "Supplemental
                              Interest  Trust") will hold the Swap  Agreement.  The Swap  Agreement and any payments made by the Swap Provider  thereunder will be assets of the  Supplemental  Interest Trust but will not be assets of any REMIC.

                              Upon  early  termination  of the Swap Agreement, the Supplemental  Interest  Trust or the Swap
                              Provider may be liable to make a termination  payment (the "Swap Termination  Payment") to the other party  (regardless of which party caused the  termination). The Swap Termination Payment will be  computed in  accordance  with the  procedures set forth in the Swap Agreement. In the event  that the  Securities  Administrator, on behalf of the Supplemental Interest  Trust,  is required  to  make a  Swap  Termination  Payment,  that  payment will  be  paid on the related
                              Distribution  Date,  and  on  any subsequent Distribution Dates until paid in full, generally, prior to distributions to Certificate holders.

Available Distribution        For any  Distribution  Date,  net of the  administrative  fees,  an  amount  equal  to (i) the
Amount:                       aggregate  amount of scheduled  monthly  payments on the Mortgage Loans due on the related Due
                              Date and received on or prior to the related  Determination Date; (ii) unscheduled payments in respect  of  the  Mortgage  Loans  (including  prepayments,  insurance  proceeds,  liquidation proceeds,  subsequent  recoveries and proceeds from repurchases of and  substitutions  for the
                              Mortgage Loans occurring during the related  Prepayment Period or proceeds from the repurchase of the Mortgage Loans due to the Optional  Termination  of the Trust);  (iii) all P&I Advances
                              with respect to the Mortgage Loans received for the  Distribution  Date; (iv) all Compensating
                              Interest  paid by the  Servicer  or the Master  Servicer  in respect  of  Prepayment  Interest
                              Shortfalls  for the  related  Due  Period;  and (v) Net  Swap  Payments  payable  by the  Swap
                              Provider.

--------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 9

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                      Transaction Overview (Cont.)
-------------------------------------------------------------------------------------------------------------------------------

Class A Principal             Until the Stepdown  Date,  the Class A Principal  Distribution  Amount will be distributed to the
Distribution Amount:          holders of the Class A-1 Certificates and the Class A-2 Certificates concurrently,  on a pro rata basis based on the related Class A principal  allocation  percentage (for any Distribution  Date, the  percentage  equivalent of a fraction,  the  numerator of which is the  principal  remittance amount  for the  Group I  Mortgage  Loans  (in the case of the  Class  A-1  Certificates)  or the principal  remittance  amount  for the  Group II  Mortgage  Loans  (in the case of the  Class A-2
                              Certificates)  and the denominator of which is equal to the principal  remittance  amount for all of the Mortgage Loans).

                              Until the Stepdown Date, or if a Trigger Event occurs,  the Class A Certificates will receive the principal  collected  on the  Mortgage  Loans plus any excess  interest  and any net swap payment received  required to maintain the  Required  Overcollateralization  Amount  until the  aggregate certificate  principal  balance of the Class A Certificates has been reduced to zero. On or after the Stepdown Date, if no Trigger Event occurs,  principal  paid on the Class A Certificates  will be an amount such that the Class A  Certificates  will  maintain  approximately  a 43.80%  Credit
                              Enhancement  Percentage  (2x the  Class A Initial  Credit  Enhancement  Percentage).  The Class A
                              Principal  Distribution  Amount will be distributed to the holders of the Class A-1  Certificates and  the  Class  A-2  Certificates  to the  extent  of  their  respective  group-based  principal distribution amount.

                              Principal  distributions  to  the  Class A-2  Certificates  will  be  allocated  sequentially  to the Class A-2A,  Class A-2B,  Class A-2C and Class A-2D  Certificates,  in that order,  until the certificate principal balance of each such class has been reduced to zero; provided,  however, on any  Distribution  Date on which the  aggregate  certificate  principal  balance of the Mezzanine
                              Certificates  has been reduced to zero,  all principal  distributions  will be distributed to the
                              Class A-2  Certificates  concurrently,  on a pro rata basis,  based on the certificate  principal balance of each such class,  until the certificate  principal balance of each such class has been reduced to zero.

 Class M Principal            Generally,  the Mezzanine Certificates will not receive any principal payments until the Stepdown
 Distribution Amount:         Date. On or after the Stepdown Date (if no Trigger Event  occurs),  principal will be paid to the
                              Mezzanine  Certificates,  first to the Class M-1  Certificates  until it reaches  approximately a
                              36.20% Credit Enhancement  Percentage (2x the Class M-1 Initial Credit  Enhancement  Percentage),
                              second to the Class M-2 Certificates  until it reaches  approximately a 29.30% Credit Enhancement
                              Percentage  (2x the Class M-2  Initial  Credit  Enhancement  Percentage),  third to the Class M-3
                              Certificates until it reaches approximately a 25.40% Credit Enhancement  Percentage (2x the Class
                              M-3  Initial  Credit  Enhancement  Percentage),  fourth to the Class  M-4  Certificates  until it reaches  approximately  a 21.80% Credit  Enhancement  Percentage (2x the Class M-4 Initial Credit
                              Enhancement  Percentage),  fifth to the Class M-5 Certificates  until it reaches  approximately a
                              18.40% Credit Enhancement  Percentage (2x the Class M-5 Initial Credit  Enhancement  Percentage),
                              sixth to the Class M-6 Certificates  until it reaches  approximately a 15.10% Credit  Enhancement
                              Percentage (2x the Class M-6 Initial  Credit  Enhancement  Percentage),  seventh to the Class M-7
                              Certificates until it reaches approximately a 12.20% Credit Enhancement  Percentage (2x the Class
                              M-7  Initial  Credit  Enhancement  Percentage),  eighth to the Class  M-8  Certificates  until it reaches  approximately  a 9.40% Credit  Enhancement  Percentage  (2x the Class M-8 Initial Credit
                              Enhancement  Percentage),  and ninth to the Class M-9 Certificates until it reaches approximately a 7.40% Credit Enhancement Percentage (2x the Class M-9 Initial Credit Enhancement Percentage).
-------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 10

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------------
                                                      Transaction Overview (Cont.)
------------------------------------------------------------------------------------------------------------------------------------------

Coupon Step-up:                On the Distribution Date following the first possible optional  termination date, the margins on the Class
                               A  Certificates  and the  Mezzanine  Certificates  will  increase  to the  following,  provided  that  the pass-through rate on the certificates will still be subject to the applicable Net WAC Pass-Through Rate.

                               Class                    After Optional Termination
                               -----                    --------------------------
                               A                        2 x related Margin
                               M                        The lesser of 1.5 x related Margin and related Margin plus 0.50%

Trigger Event:                 If either the Delinquency Test or Cumulative Loss Test is violated.

Delinquency Test:              The  determination  on any Distribution  Date that the percentage  obtained by dividing (x) the principal amount of (1) Mortgage  Loans  delinquent 60 days or more,  (2) Mortgage  Loans in  foreclosure,  (3) REO
                               Properties and (4) Mortgage Loans discharged due to bankruptcy by (y) the aggregate  principal balance of the Mortgage  Loans, in each case, as of the last day of the previous  calendar month,  exceeds 36.50% of the Credit Enhancement Percentage of the Class A Certificates.

Cumulative Loss Test:          The  determination on any  Distribution  Date that the aggregate amount of Realized Losses incurred since the  Cut-off  Date  through the last day of the related  Due Period  divided by the  aggregate  principal balance of the Mortgage Loans as of the Cut-off Date exceeds the applicable  percentages  set forth below with respect to such Distribution Date:

                                   Distribution Date Occurring in                                  Percentage
                                   ------------------------------                                  ----------
                                     March 2009 to February 2010              1.55%, plus 1/12th of 1.95% for each month thereafter
                                     March 2010 to February 2011              3.50%, plus 1/12th of 1.95% for each month thereafter
                                     March 2011 to February 2012              5.45%, plus 1/12th of 1.60% for each month thereafter
                                     March 2012 to February 2013              7.05%, plus 1/12th of 0.85% for each month thereafter
                                     March 2013 to Feburary 2014              7.90%, plus 1/12th of 0.05% for each month thereafter
                                      March 2014 and thereafter                                       7.95%
------------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 11

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
                                                     Transaction Overview (Cont.)
---------------------------------------------------------------------------------------------------------------------------------------

Payment Priority:              I.  On each Distribution Date, the Available Distribution Amount (net of any Net Swap Payments payable by the Swap Provider) will be distributed as follows:

                               1.   Commencing on the Distribution Date occurring in September 2007, to the Supplemental  Interest
                                    Trust, to pay any Net Swap Payment or the Swap Termination  Payment (not caused by a Swap Provider
                                    Trigger Event (as defined in the Swap Agreement)) owed to the Swap Provider.

                               2.   To pay interest to the Class A Certificates,  pro rata,  including any accrued unpaid interest from a prior  Distribution Date, then to pay interest excluding any accrued unpaid interest from a prior Distribution Date to the Mezzanine Certificates, on a sequential basis.

                               3.   To pay principal to the Class A Certificates in accordance with the principal payment provisions described above.

                               4.   To pay principal to the Mezzanine Certificates in accordance with the principal payment provisions described above.

                               5.   From excess interest,  if any, to the certificates  then entitled to receive  distributions in respect of principal in order to reduce the certificate  principal  balance of the certificates to the extent necessary to restore or maintain the Required Overcollateralization Amount.

                               6.   From excess interest, if any, to pay the Interest Carry Forward Amounts on the Mezzanine
                                    Certificates, on a sequential basis.

                               7.   From excess interest, if any, to pay the allocated Realized Losses on the Mezzanine
                                    Certificates, on a sequential basis.

                               8.   From  excess  interest,  if any,  to pay the Net WAC  Rate  Carryover  Amount  on the  Class A
                                    Certificates and the Mezzanine Certificates in the same order of priority as described in 2 above.

                               9.   From excess  interest,  if any,  commencing on the  Distribution  Date  occurring in September
                                    2007, to pay the Swap Termination  Payment (caused by a Swap Provider Trigger Event under the Swap
                                    Agreement) owed to the Swap Provider.

                               10.  To pay any remaining  amount to the  Non-offered  Certificates  in accordance with the Pooling and Servicing Agreement.

                               II.  Commencing on the Distribution  Date occurring in September 2007, any Net Swap Payments on deposit in the Supplemental Interest Trust will be paid as follows:

                               1.   To pay any Net Swap Payment or the Swap  Termination  Payment  (not caused by a Swap  Provider
                                    Trigger Event (as defined in the Swap Agreement)) owed to the Swap Provider.

                               2.   To pay any unpaid  interest on the Class A Certificates  including any accrued unpaid interest from a prior  Distribution  Date,  on a pro  rata  basis,  and  then to pay  any  unpaid  interest
                                    including  any  accrued  unpaid   interest  from  prior   Distribution   Dates  to  the  Mezzanine
                                    Certificates, sequentially.

                               3.   To pay any unpaid allocated  Realized Losses* remaining unpaid on the Mezzanine  Certificates, sequentially.

                               4.   To pay any  principal to the Offered  Certificates  in accordance  with the principal  payment
                                    provisions   described  above  in  an  amount  necessary  to  restore  or  maintain  the  Required
                                    Overcollateralization Amount.*

                               5.   To pay the Net WAC Rate Carryover Amount on the Offered  Certificates  remaining unpaid in the same order of priority as described above.

                               6.   To pay the Swap  Termination  Payment (caused by a Swap Provider  Trigger Event under the Swap
                                    Agreement) owed to the Swap Provider.

                               7.   To pay any remaining amount to the Class CE Certificates.

                               *  Notwithstanding  the foregoing,  the cumulative  amount paid pursuant to clauses 3 and 4 shall at no time be permitted to exceed the  cumulative  amount of realized  losses  incurred on the Mortgage Loans from and after the Cut-Off Date.

---------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 12

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
                                                     Transaction Overview (Cont.)
---------------------------------------------------------------------------------------------------------------------------------------

ERISA:                         It is expected  that the Offered  Certificates  may be  purchased  by, or with the assets of,  employee benefit plans subject to the Employee  Retirement  Income Security Act of 1974, as amended ("ERISA") or plans or arrangements  subject to section 4975 of the Internal Revenue Code (each, a "Plan").  Prior to the  termination  of the  Supplemental  Interest  Trust,  Plans or persons  using  assets of a Plan may purchase  the  Offered  Certificates  if  the  purchase  and  holding  meets  the  requirements  of  an investor-based  class exemption issued by the Department of Labor.  Investors should consult with their counsel  with  respect  to the  consequences  under  ERISA and the  Internal  Revenue  Code of a Plan's acquisition and ownership of such certificates.

Legal Investment:              The  Offered  Certificates  will not  constitute  "mortgage  related  securities"  for  purposes of the
                               Secondary Mortgage Market Enhancement Act of 1984.

Taxation - REMIC:              One or more REMIC elections will be made for designated portions of the Trust (exclusive of the reserve fund, the Group I Cap Agreement, the Group II Cap Agreement, certain shortfall payments or payments from the Supplemental Interest Trust or the obligation to make payments to the Supplemental
                               Interest Trust pursuant to the Swap Agreement).

Form of Registration:          Book-entry form through DTC, Clearstream and Euroclear.

Minimum Denominations:         $25,000 and integral multiples of $1 in excess thereof.

---------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 13

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

                                                Cap Schedules

-----------------------------------------------------------     ---------------------------------------------------------------
                 Group I Cap Schedule                                              Group II Cap Schedule
Payment Date       Notional Amount ($)    Strike Rate (%)       Payment Date         Notional Amount ($)       Strike Rate (%)
-----------------------------------------------------------     ---------------------------------------------------------------
 3/25/2007             364,444,648              7.50             3/25/2007               464,770,264                7.50
 4/25/2007             361,483,693              7.50             4/25/2007               461,101,462                7.50
 5/25/2007             357,902,756              7.50             5/25/2007               456,645,091                7.50
 6/25/2007             353,706,781              7.50             6/25/2007               451,406,948                7.50
 7/25/2007             348,703,874              7.50             7/25/2007               445,396,823                7.50
 8/25/2007             343,505,347              7.50             8/25/2007               438,628,667                7.50
-----------------------------------------------------------     ---------------------------------------------------------------

                                                Swap Schedule

------------------------------------------------------------------------------------------------------
  Distribution Date      Notional Schedule ($)        Distribution Date       Notional Schedule ($)
------------------------------------------------------------------------------------------------------
      9/25/2007              738,019,064                 12/25/2009              159,994,002
      10/25/2007             715,587,468                  1/25/2010              153,071,583
      11/25/2007             691,374,736                  2/25/2010              146,456,715
      12/25/2007             665,648,170                  3/25/2010              140,133,942
      1/25/2008              638,714,700                  4/25/2010              134,089,983
      2/25/2008              612,628,027                  5/25/2010              128,312,289
      3/25/2008              587,600,195                  6/25/2010              122,788,897
      4/25/2008              563,599,229                  7/25/2010              117,508,397
      5/25/2008              540,582,821                  8/25/2010              112,459,947
      6/25/2008              518,510,414                  9/25/2010              107,633,094
      7/25/2008              497,343,209                 10/25/2010              103,017,903
      8/25/2008              477,043,851                 11/25/2010               98,604,903
      9/25/2008              457,490,714                 12/25/2010               94,385,055
      10/25/2008             438,698,247                  1/25/2011               90,349,733
      11/25/2008             420,400,086                  2/25/2011               86,490,702
      12/25/2008             399,729,443                  3/25/2011               82,800,102
      1/25/2009              346,653,625                  4/25/2011               79,270,423
      2/25/2009              300,053,365                  5/25/2011               75,894,506
      3/25/2009              261,038,561                  6/25/2011               72,665,510
      4/25/2009              229,774,251                  7/25/2011               69,576,910
      5/25/2009              218,431,400                  8/25/2011               66,622,467
      6/25/2009              208,812,881                  9/25/2011               63,796,234
      7/25/2009              199,725,756                 10/25/2011               61,092,494
      8/25/2009              191,042,611                 11/25/2011               58,505,833
      9/25/2009              182,744,913                 12/25/2011               56,031,033
      10/25/2009             174,815,202                  1/25/2012               53,662,963
      11/25/2009             167,236,850                  2/25/2012               51,390,117
------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 14

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

                                                          Sensitivity Table
                                                             To 10% Call

           -------------------------------------------------------------------------------------------------------
                                    Fixed}}        0% PPC       55% PPC      100% PPC      125% PPC      160% PPC
                                      Arm}}        0% PPC       55% PPC      100% PPC      125% PPC      160% PPC
           -------------------------------------------------------------------------------------------------------
           A-1                     Avg Life         21.31          4.32|         2.29|         1.61          1.22
                         First Payment Date        Mar-07        Mar-07|       Mar-07|       Mar-07        Mar-07
                          Last Payment Date        Dec-36        Mar-20|       Feb-14|       Jun-12        Aug-09
                                                                       |             |
           A-2A                    Avg Life         14.66          1.55|         1.00|         0.83          0.68
                         First Payment Date        Mar-07        Mar-07|       Mar-07|       Mar-07        Mar-07
                          Last Payment Date        Sep-28        Feb-10|       Dec-08|       Sep-08        May-08
                                                                       |             |
           A-2B                    Avg Life         23.33          3.74|         2.00|         1.76          1.46
                         First Payment Date        Sep-28        Feb-10|       Dec-08|       Sep-08        May-08
                          Last Payment Date        Jul-32        Jan-12|       Jun-09|       Feb-09        Nov-08
                                                                       |             |
           A-2C                    Avg Life         27.18          6.61|         3.00|         2.09          1.83
                         First Payment Date        Jul-32        Jan-12|       Jun-09|       Feb-09        Nov-08
                          Last Payment Date        Dec-35        Dec-15|       Oct-11|       Jul-09        Feb-09
                                                                       |             |
           A-2D                    Avg Life         29.59         11.75|         6.22|         3.64          2.15
                         First Payment Date        Dec-35        Dec-15|       Oct-11|       Jul-09        Feb-09
                          Last Payment Date        Dec-36        Mar-20|       Feb-14|       Jun-12        Sep-09
                                                                       |             |
           M-1                     Avg Life         28.19          8.57|         4.91|         5.13          3.53
                         First Payment Date        Jan-32        Mar-11|       Nov-10|       Nov-11        Sep-09
                          Last Payment Date        Dec-36        Mar-20|       Feb-14|       Jun-12        Jan-11
                                                                       |             |
           M-2                     Avg Life         28.18          8.57|         4.81|         4.59          3.87
                         First Payment Date        Dec-31        Mar-11|       Aug-10|       Apr-11        Jan-11
                          Last Payment Date        Dec-36        Mar-20|       Feb-14|       Jun-12        Jan-11
                                                                       |             |
           M-3                     Avg Life         28.18          8.57|         4.75|         4.32          3.82
                         First Payment Date        Dec-31        Mar-11|       Jul-10|       Jan-11        Nov-10
                          Last Payment Date        Dec-36        Mar-20|       Feb-14|       Jun-12        Jan-11
                                                                       |             |
           M-4                     Avg Life         28.18          8.57|         4.72|         4.18          3.61
                         First Payment Date        Dec-31        Mar-11|       Jun-10|       Nov-10        Aug-10
                          Last Payment Date        Dec-36        Mar-20|       Feb-14|       Jun-12        Jan-11
                                                                       |             |
           M-5                     Avg Life         28.18          8.57|         4.70|         4.08          3.44
                         First Payment Date        Dec-31        Mar-11|       Jun-10|       Sep-10        May-10
                          Last Payment Date        Dec-36        Mar-20|       Feb-14|       Jun-12        Jan-11
           -------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 15

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

                                                          Sensitivity Table
                                                       To 10% Call (Continued)

           -------------------------------------------------------------------------------------------------------
                                    Fixed}}        0% PPC       55% PPC      100% PPC      125% PPC      160% PPC
                                      Arm}}        0% PPC       55% PPC      100% PPC      125% PPC      160% PPC
           -------------------------------------------------------------------------------------------------------
           M-6                     Avg Life         28.18          8.57|         4.67|         4.01          3.32
                         First Payment Date        Dec-31        Mar-11|       May-10|       Jul-10        Mar-10
                          Last Payment Date        Dec-36        Mar-20|       Feb-14|       Jun-12        Jan-11
                                                                       |             |
           M-7                     Avg Life         28.18          8.57|         4.66|         3.94          3.22
                         First Payment Date        Dec-31        Mar-11|       Apr-10|       Jun-10        Feb-10
                          Last Payment Date        Dec-36        Mar-20|       Feb-14|       Jun-12        Jan-11
                                                                       |             |
           M-8                     Avg Life         28.18          8.57|         4.65|         3.89          3.15
                         First Payment Date        Nov-31        Mar-11|       Apr-10|       May-10        Jan-10
                          Last Payment Date        Dec-36        Mar-20|       Feb-14|       Jun-12        Jan-11
                                                                       |             |
           M-9                     Avg Life         28.18          8.57|         4.65|         3.86          3.09
                         First Payment Date        Nov-31        Mar-11|       Apr-10|       May-10        Dec-09
                          Last Payment Date        Dec-36        Mar-20|       Feb-14|       Jun-12        Jan-11
           -------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 16

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

                                                          Sensitivity Table
                                                             To Maturity

           -------------------------------------------------------------------------------------------------------
                                    Fixed}}        0% PPC       55% PPC      100% PPC      125% PPC      160% PPC
                                      Arm}}        0% PPC       55% PPC      100% PPC      125% PPC      160% PPC
           -------------------------------------------------------------------------------------------------------
           A-1                     Avg Life         21.31          4.64|         2.49|         1.76          1.22
                         First Payment Date        Mar-07        Mar-07|       Mar-07|       Mar-07        Mar-07
                          Last Payment Date        Jan-37        Jul-33|       Oct-22|       Jul-19        Aug-09
                                                                       |             |
           A-2A                    Avg Life         14.66          1.55|         1.00|         0.83          0.68
                         First Payment Date        Mar-07        Mar-07|       Mar-07|       Mar-07        Mar-07
                          Last Payment Date        Sep-28        Feb-10|       Dec-08|       Sep-08        May-08
                                                                       |             |
           A-2B                    Avg Life         23.33          3.74|         2.00|         1.76          1.46
                         First Payment Date        Sep-28        Feb-10|       Dec-08|       Sep-08        May-08
                          Last Payment Date        Jul-32        Jan-12|       Jun-09|       Feb-09        Nov-08
                                                                       |             |
           A-2C                    Avg Life         27.18          6.61|         3.00|         2.09          1.83
                         First Payment Date        Jul-32        Jan-12|       Jun-09|       Feb-09        Nov-08
                          Last Payment Date        Dec-35        Dec-15|       Oct-11|       Jul-09        Feb-09
                                                                       |             |
           A-2D                    Avg Life         29.59         13.72|         7.51|         4.63          2.15
                         First Payment Date        Dec-35        Dec-15|       Oct-11|       Jul-09        Feb-09
                          Last Payment Date        Jan-37        Feb-33|       Oct-22|       Sep-19        Sep-09
                                                                       |             |
           M-1                     Avg Life         28.19          9.40|         5.43|         5.63          5.68
                         First Payment Date        Jan-32        Mar-11|       Nov-10|       Nov-11        Sep-09
                          Last Payment Date        Jan-37        Jun-30|       Sep-20|       Aug-17        May-16
                                                                       |             |
           M-2                     Avg Life         28.19          9.38|         5.31|         4.98          4.76
                         First Payment Date        Dec-31        Mar-11|       Aug-10|       Apr-11        Mar-11
                          Last Payment Date        Jan-37        Jun-29|       Feb-20|       Feb-17        Jul-14
                                                                       |             |
           M-3                     Avg Life         28.19          9.35|         5.24|         4.70          4.14
                         First Payment Date        Dec-31        Mar-11|       Jul-10|       Jan-11        Nov-10
                          Last Payment Date        Jan-37        Jul-28|       Jun-19|       Aug-16        Feb-14
                                                                       |             |
           M-4                     Avg Life         28.18          9.33|         5.19|         4.55          3.89
                         First Payment Date        Dec-31        Mar-11|       Jun-10|       Nov-10        Aug-10
                          Last Payment Date        Dec-36        Nov-27|       Jan-19|       Apr-16        Nov-13
                                                                       |             |
           M-5                     Avg Life         28.18          9.29|         5.15|         4.43          3.70
                         First Payment Date        Dec-31        Mar-11|       Jun-10|       Sep-10        May-10
                          Last Payment Date        Dec-36        Mar-27|       Jul-18|       Dec-15        Aug-13
           -------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 17

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

                                                          Sensitivity Table
                                                       To Maturity (Continued)

           -------------------------------------------------------------------------------------------------------
                                    Fixed}}        0% PPC       55% PPC|     100% PPC|     125% PPC      160% PPC
                                      Arm}}        0% PPC       55% PPC|     100% PPC|     125% PPC      160% PPC
                                                                       |             |
           -------------------------------------------------------------------------------------------------------
           M-6                     Avg Life         28.18          9.24|         5.09|         4.33          3.56
                         First Payment Date        Dec-31        Mar-11|       May-10|       Jul-10        Mar-10
                          Last Payment Date        Dec-36        May-26|       Jan-18|       Jul-15        Apr-13
                                                                       |             |
           M-7                     Avg Life         28.18          9.18|         5.04|         4.23          3.44
                         First Payment Date        Dec-31        Mar-11|       Apr-10|       Jun-10        Feb-10
                          Last Payment Date        Dec-36        Jun-25|       Jun-17|       Jan-15        Dec-12
                                                                       |             |
           M-8                     Avg Life         28.18          9.08|         4.96|         4.14          3.34
                         First Payment Date        Nov-31        Mar-11|       Apr-10|       May-10        Jan-10
                          Last Payment Date        Dec-36        May-24|       Oct-16|       Jul-14        Aug-12
                                                                       |             |
           M-9                     Avg Life         28.18          8.97|         4.88|         4.04          3.23
                         First Payment Date        Nov-31        Mar-11|       Apr-10|       May-10        Dec-09
                          Last Payment Date        Dec-36        Feb-23|       Dec-15|       Nov-13        Feb-12
           -------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 18

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------
                        Effective Available Funds Schedule*
                               Net WAC           Net WAC          Net WAC
                             Pass-Through     Pass-Through     Pass-Through
      Period      Date      Rate Class A-1   Rate Class A-2    Rate Mezz (%)
                                 (%)               (%)
     -------------------------------------------------------------------------
        1        3/25/2007           31.965            31.130          31.497
        2        4/25/2007           20.035            19.710          19.853
        3        5/25/2007           20.285            19.950          20.097
        4        6/25/2007           20.034            19.708          19.851
        5        7/25/2007           20.285            19.948          20.096
        6        8/25/2007           20.033            19.706          19.850
        7        9/25/2007           22.044            21.716          21.860
        8       10/25/2007           21.974            21.635          21.784
        9       11/25/2007           21.692            21.363          21.508
        10      12/25/2007           21.589            21.249          21.398
        11       1/25/2008           21.268            20.937          21.083
        12       2/25/2008           21.048            20.721          20.865
        13       3/25/2008           21.054            20.705          20.858
        14       4/25/2008           20.618            20.292          20.435
        15       5/25/2008           20.521            20.184          20.332
        16       6/25/2008           20.203            19.878          20.021
        17       7/25/2008           20.136            19.782          19.937
        18       8/25/2008           19.819            19.478          19.628
        19       9/25/2008           19.640            19.302          19.451
        20      10/25/2008           19.572            19.240          19.386
        21      11/25/2008           19.281            18.944          19.092
        22      12/25/2008           19.464            19.153          19.290
        23       1/25/2009           19.814            19.288          19.520
        24       2/25/2009           18.991            18.502          18.717
        25       3/25/2009           18.940            18.396          18.635
        26       4/25/2009           17.639            17.155          17.368
        27       5/25/2009           17.696            17.192          17.414
        28       6/25/2009           17.428            16.954          17.163
        29       7/25/2009           17.980            17.409          17.660
        30       8/25/2009           17.612            17.071          17.309
        31       9/25/2009           17.487            16.946          17.184
        32      10/25/2009           17.603            17.050          17.293
        33      11/25/2009           17.240            16.706          16.941
        34      12/25/2009           17.527            16.932          17.194
        35       1/25/2010           17.858            17.259          17.522
        36       2/25/2010           17.757            17.229          17.461
        37       3/25/2010           18.554            17.965          18.224
        38       4/25/2010           17.530            17.004          17.235   *Running to Call
        39       5/25/2010           17.707            17.161          17.401   *PPC: 100% (ARM); PPC: 100% (Fixed)
        40       6/25/2010           17.421            16.887          17.122   *1 Month LIBOR: 20%
        41       7/25/2010           18.135            17.523          17.792   *6 Month Libor: 20%
                                                                                *Includes Net Swap Payments received
                                                                                from the Swap Provider and includes
        42       8/25/2010           17.727            17.166          17.413   Cap Proceeds
     -------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 19

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------
                    Effective Available Funds Schedule* (cont.)
                               Net WAC          Net WAC          Net WAC
                             Pass-Through     Pass-Through     Pass-Through
      Period      Date      Rate Class A-1   Rate Class A-2   Rate Mezz (%)
                                 (%)              (%)
     -------------------------------------------------------------------------
        43       9/25/2010           17.623           17.057           17.306
        44      10/25/2010           17.824           17.242           17.498
        45      11/25/2010           17.409           16.846           17.094
        46      12/25/2010           17.639           17.044           17.306
        47       1/25/2011           17.311           16.753           16.999
        48       2/25/2011           17.214           16.675           16.912
        49       3/25/2011           18.138           17.540           17.802
        50       4/25/2011           17.017           16.477           16.712
        51       5/25/2011           17.240           16.683           16.925
        52       6/25/2011           16.846           16.290           16.532
        53       7/25/2011           17.162           16.605           16.847
        54       8/25/2011           16.749           16.229           16.456
        55       9/25/2011           16.660           16.139           16.366
        56      10/25/2011           16.898           16.358           16.593
        57      11/25/2011           16.486           15.961           16.189
        58      12/25/2011           16.731           16.193           16.427
        59       1/25/2012           16.350           15.821           16.051
        60       2/25/2012           16.275           15.761           15.984
        61       3/25/2012           12.253           11.709           11.946
        62       4/25/2012           11.455           10.945           11.167
        63       5/25/2012           11.829           11.301           11.530
        64       6/25/2012           11.440           10.930           11.152
        65       7/25/2012           11.823           11.293           11.523
        66       8/25/2012           11.436           10.927           11.148
        67       9/25/2012           11.428           10.921           11.142
        68      10/25/2012           11.801           11.276           11.504
        69      11/25/2012           11.412           10.904           11.125
        70      12/25/2012           11.785           11.260           11.488
        71       1/25/2013           11.406           10.895           11.117
        72       2/25/2013           11.400           10.893           11.114
        73       3/25/2013           12.613           12.054           12.297
        74       4/25/2013           11.384           10.878           11.098
        75       5/25/2013           11.756           11.232           11.459
        76       6/25/2013           11.369           10.862           11.082
        77       7/25/2013           11.748           11.222           11.450
        78       8/25/2013           11.363           10.859           11.078
        79       9/25/2013           11.355           10.852           11.070
        80      10/25/2013           11.724           11.205           11.430   *Running to Call
        81      11/25/2013           11.337           10.834           11.053   *PPC: 100% (ARM); PPC: 100% (Fixed)
        82      12/25/2013           11.706           11.186           11.412   *1 Month LIBOR: 20%
        83       1/25/2014           11.320           10.816           11.035   *6 Month Libor: 20%
                                                                                *Includes Net Swap Payments received from
        84       2/25/2014           11.311           10.807           11.026   the Swap Provider and includes Cap Proceeds
     -------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 20

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

                                                            Excess Spread*
                                  (Assumes Pricing Prepayment Speed, Excludes Basis Risk Shortfalls)

------------------------------------------------------------------------------------------------------------------------------------
                  Excess                                 Excess                    Excess                                 Excess
                 Spread in                              Spread in                 Spread in                              Spread in
                    bp         1 Month      6 Month        bp                        bp         1 Month      6 Month        bp
                  (Static      Forward      Forward     (Forward                   (Static      Forward      Forward     (Forward
    Period        LIBOR)      LIBOR (%)    LIBOR (%)     LIBOR)       Period       LIBOR)      LIBOR (%)    LIBOR (%)     LIBOR)
------------------------------------------------------------------------------------------------------------------------------------
      1             545           5.3200       5.3300      545          45           426           4.7905       4.8752      422
------------------------------------------------------------------------------------------------------------------------------------
      2             205           5.3324       5.2950      204          46           436           4.7896       4.8949      433
------------------------------------------------------------------------------------------------------------------------------------
      3             223           5.3185       5.2449      223          47           425           4.7877       4.9163      427
------------------------------------------------------------------------------------------------------------------------------------
      4             205           5.2479       5.1840      212          48           425           4.7852       4.9354      427
------------------------------------------------------------------------------------------------------------------------------------
      5             223           5.2257       5.1305      231          49           457           4.9005       4.9558      451
------------------------------------------------------------------------------------------------------------------------------------
      6             205           5.1778       5.0710      219          50           424           4.9016       4.9574      420
------------------------------------------------------------------------------------------------------------------------------------
      7             248           5.1057       5.0057      248          51           434           4.9037       4.9593      430
------------------------------------------------------------------------------------------------------------------------------------
      8             248           5.0366       4.9627      248          52           422           4.9062       4.9605      420
------------------------------------------------------------------------------------------------------------------------------------
      9             247           4.9848       4.9213      247          53           433           4.9073       4.9624      432
------------------------------------------------------------------------------------------------------------------------------------
      10            248           4.9109       4.8814      248          54           421           4.9087       4.9636      421
------------------------------------------------------------------------------------------------------------------------------------
      11            246           4.8849       4.8490      247          55           420           4.9102       4.9642      421
------------------------------------------------------------------------------------------------------------------------------------
      12            246           4.8058       4.8105      248          56           431           4.9116       4.9744      431
------------------------------------------------------------------------------------------------------------------------------------
      13            249           4.8360       4.7835      252          57           419           4.9125       4.9832      420
------------------------------------------------------------------------------------------------------------------------------------
      14            245           4.7964       4.7441      249          58           431           4.9144       4.9943      431
------------------------------------------------------------------------------------------------------------------------------------
      15            247           4.7566       4.7041      252          59           421           4.9151       5.0030      424
------------------------------------------------------------------------------------------------------------------------------------
      16            245           4.7165       4.6646      250          60           422           4.9154       5.0127      426
------------------------------------------------------------------------------------------------------------------------------------
      17            248           4.6767       4.6257      255          61           443           4.9598       5.0237      454
------------------------------------------------------------------------------------------------------------------------------------
      18            245           4.6352       4.5838      253          62           407           4.9613       5.0243      420
------------------------------------------------------------------------------------------------------------------------------------
      19            247           4.5989       4.5483      256          63           424           4.9641       5.0263      436
------------------------------------------------------------------------------------------------------------------------------------
      20            250           4.5606       4.5711      261          64           406           4.9650       5.0275      419
------------------------------------------------------------------------------------------------------------------------------------
      21            249           4.5216       4.5988      261          65           424           4.9664       5.0292      437
------------------------------------------------------------------------------------------------------------------------------------
      22            280           4.4857       4.6282      287          66           406           4.9686       5.0312      420
------------------------------------------------------------------------------------------------------------------------------------
      23            395           4.4479       4.6636      386          67           406           4.9689       5.0307      420
------------------------------------------------------------------------------------------------------------------------------------
      24            396           4.4116       4.7050      392          68           423           4.9703       5.0417      436
------------------------------------------------------------------------------------------------------------------------------------
      25            415           4.7260       4.7459      402          69           405           4.9714       5.0526      419
------------------------------------------------------------------------------------------------------------------------------------
      26            391           4.7150       4.7346      383          70           422           4.9724       5.0647      435
------------------------------------------------------------------------------------------------------------------------------------
      27            399           4.7035       4.7233      391          71           404           4.9740       5.0755      420
------------------------------------------------------------------------------------------------------------------------------------
      28            391           4.6931       4.7128      385          72           404           4.9730       5.0885      420
------------------------------------------------------------------------------------------------------------------------------------
      29            405           4.6827       4.7025      395          73           456           5.0476       5.1000      464
------------------------------------------------------------------------------------------------------------------------------------
      30            397           4.6714       4.6909      389          74           403           5.0491       5.1011      412
------------------------------------------------------------------------------------------------------------------------------------
      31            396           4.6608       4.6800      390          75           420           5.0517       5.1037      429
------------------------------------------------------------------------------------------------------------------------------------
      32            405           4.6504       4.7047      398          76           402           5.0528       5.1040      412
------------------------------------------------------------------------------------------------------------------------------------
      33            396           4.6396       4.7306      391          77           419           5.0547       5.1055      429
------------------------------------------------------------------------------------------------------------------------------------
      34            409           4.6296       4.7573      403          78           401           5.0566       5.1071      412
------------------------------------------------------------------------------------------------------------------------------------
      35            429           4.6181       4.7891      426          79           401           5.0573       5.1066      411
------------------------------------------------------------------------------------------------------------------------------------
      36            433           4.6078       4.8169      431          80           418           5.0596       5.1144      428
------------------------------------------------------------------------------------------------------------------------------------
      37            462           4.8008       4.8472      449          81           400           5.0598       5.1225      410
------------------------------------------------------------------------------------------------------------------------------------
      38            418           4.7997       4.8463      409          82           417           5.0611       5.1294      427
------------------------------------------------------------------------------------------------------------------------------------
      39            431           4.7986       4.8447      422          83           399           5.0625       5.1365      411
------------------------------------------------------------------------------------------------------------------------------------
      40            423           4.7972       4.8431      416          84           398           5.0619       5.1449      411
------------------------------------------------------------------------------------------------------------------------------------
      41            436           4.7963       4.8423      431
------------------------------------------------------------------------------------------------------------------------------------
      42            427           4.7950       4.8405      422
------------------------------------------------------------------------------------------------------------------------------------
      43            427           4.7940       4.8381      422
------------------------------------------------------------------------------------------------------------------------------------
      44            437           4.7922       4.8581      432
------------------------------------------------------------------------------------------------------------------------------------
* The  product of 1) 120,000 and 2) a percentage, the numerator of which is aggregate net interest on the mortgage loans minus aggregate current interest paid to the certificates and any net swap payment to the swap provider plus any net swap payment received from the swap provider, and the denominator of which is aggregate pool balance of mortgage loans.

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 21

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

                                   Breakeven CDR Table for the Mezzanine Certificates
                                   --------------------------------------------------

The assumptions for the breakeven CDR table below are as follows:

- The Pricing Assumption is applied
- 10% cleanup call is not exercised
- Forward Curves
- 40% Severity
- Interest & Principal advancing
- 6 month recovery lag
- Triggers Failing

The table below displays the Constant Default Rate ("CDR") and the related cumulative collateral loss before the referenced Class incurs a writedown.

        --------------------------------------------------------------------------

             Class           CDR Break-Even (%)          Cumulative Loss (%)
        --------------------------------------------------------------------------
              M-1                  29.71                        21.99
              M-2                  23.72                        19.15
              M-3                  20.72                        17.53
              M-4                  18.15                        16.01
              M-5                  15.91                        14.58
              M-6                  13.81                        13.14
              M-7                  11.96                        11.78
              M-8                  10.37                        10.53
              M-9                   9.57                         9.87
        --------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 22

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                           DESCRIPTION OF THE TOTAL COLLATERAL
--------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                  SUMMARY - AGGREGATE POOL*
------------------------------------------------------------------------------------------------------------------------------
Number of Mortgage Loans                                 4,657|Index Type:
Aggregate Principal Balance                       $829,214,912|      6 Month LIBOR:                                    76.97%
Conforming Principal Balance Loans                $640,654,938|      Fixed Rate:                                       23.03%
Average Principal Balance:                            $178,058|W.A. Initial Periodic Cap:                              2.985%
     Range:                               $10,295 - $1,480,000|W.A. Subsequent Periodic Cap:                           1.002%
W.A. Coupon:                                            8.116%|W.A. Lifetime Rate Cap:                                 6.002%
     Range:                                   5.125% - 16.750%|Property Type:
W.A. Gross Margin:                                      5.697%|      Single Family:                                    65.48%
     Range:                                    2.250% - 8.260%|      PUD:                                              26.42%
W.A. Remaining Term (months):                              347|      Condo:                                             5.77%
     Range (months):                                   113-360|      2-4 Family:                                        2.33%
W.A. Seasoning (months):                                     2|Occupancy Status:
Latest Maturity Date:                         February 1, 2037|      Primary:                                          97.66%
State Concentration (Top 5):                                  |      Investment:                                        1.89%
      California:                                       31.60%|      Second Home:                                       0.46%
      Florida:                                          10.42%|Documentation Status:
      Arizona:                                           6.53%|     Full:                                              70.90%
      Ohio:                                              3.98%|     Stated:                                            21.56%
      Texas:                                             3.74%|     Limited:                                            3.92%
W.A. Original Combined LTV:                             83.14%|     None:                                               3.61%
     Range:                                   15.09% - 100.00%|Non-Zero W.A. Prepayment Penalty-Term (months):             28
First Liens:                                            93.69%|Loans with Prepay Penalties:                            79.90%
Second Liens:                                            6.31%|Interest Only Loans:                                    36.67%
Non-Balloon Loans:                                      72.68%|Non-Zero W.A. Interest Only Term (months):                  60
Non-Zero W.A. FICO Score:                                  649|
------------------------------------------------------------------------------------------------------------------------------
*  Subject to a permitted variance of  +/- 10%

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 23

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                            DESCRIPTION OF THE TOTAL COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------------------
                                                             Collateral Type
-------------------------------------------------------------------------------------------------------------------------------------------
                                        Number of           Aggregate          % of Aggregate                        W.A.         W.A.
                                   Initial Mortgage         Remaining             Remaining            W.A.        Non-Zero     Original
Collateral Type                           Loans       Principal Balance ($)   Principal Balance     Coupon (%)       FICO       CLTV (%)
-------------------------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                                  18               2,478,931                 0.30           6.813          680        63.22
Fixed - 20 Year                                   7                 321,459                 0.04          11.762          636        99.99
Fixed - 30 Year                                 515             108,686,329                13.11           7.063          684        73.96
Balloon - 10/30                                  17                 904,418                 0.11          11.875          633        99.87
Balloon - 15/30                                 783              38,488,756                 4.64          11.470          645        99.42
Balloon - 20/30                                 158              10,547,968                 1.27          11.184          666        99.79
Balloon - 30/40                                 141              28,522,230                 3.44           7.831          660        83.05
Balloon - 30/50                                   3                 988,172                 0.12           6.560          743        86.47
ARM - 6 Month                                     2                 692,272                 0.08           8.048          657        91.91
ARM - 6 Month IO                                 11               2,770,399                 0.33           7.496          613        75.95
ARM - 1 Year/6 Month                             13               2,373,638                 0.29           8.219          625        84.32
ARM - 1 Year/6 Month IO                           5               2,088,000                 0.25           6.980          648        80.00
ARM - 1 Year/6 Month 30/40 Balloon                1                  81,963                 0.01           8.810          751       100.00
ARM - 1 Year/6 Month 30/50 Balloon                2               1,037,599                 0.13           6.439          651        76.72
ARM - 2 Year/6 Month                          1,000             149,944,492                18.08           8.546          632        84.61
ARM - 2 Year/6 Month IO                         855             223,667,877                26.97           7.854          652        81.90
ARM - 2 Year/6 Month 30/40 Balloon              287              64,302,358                 7.75           8.184          639        83.72
ARM - 2 Year/6 Month 30/50 Balloon              186              51,697,676                 6.23           8.181          633        86.33
ARM - 3 Year/6 Month                            202              31,561,577                 3.81           8.327          629        84.17
ARM - 3 Year/6 Month IO                         272              63,512,335                 7.66           7.475          643        84.15
ARM - 3 Year/6 Month 30/40 Balloon               55              12,490,451                 1.51           8.270          636        86.69
ARM - 3 Year/6 Month 30/50 Balloon               46              13,675,005                 1.65           7.581          649        82.64
ARM - 5 Year/6 Month                             12               2,506,935                 0.30           7.569          642        73.00
ARM - 5 Year/6 Month IO                          51              12,061,651                 1.45           7.705          662        82.14
ARM - 5 Year/6 Month 30/40 Balloon                4                 697,153                 0.08           8.038          610        73.91
ARM - 5 Year/6 Month 30/50 Balloon               11               3,115,269                 0.38           7.745          646        85.62
-------------------------------------------------------------------------------------------------------------------------------------------
Total:                                          4,657           829,214,912               100.00           8.116          649        83.14
-------------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 24

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF THE TOTAL COLLATERAL
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------------
                                                                IO Terms
-----------------------------------------------------------------------------------------------------------------------------------------
                                                                             % of Aggregate                        W.A.         W.A.
IO Terms (mos.)                Number of           Aggregate Remaining         Remaining             W.A.        Non-Zero     Original
                        Initial Mortgage Loans    Principal Balance ($)    Principal Balance      Coupon (%)       FICO       CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------------
0                                         3,463              525,114,650                 63.33           8.322         648         83.61
60                                        1,191              303,513,162                 36.60           7.759         650         82.31
120                                           3                  587,100                  0.07           8.146         626         82.41
-----------------------------------------------------------------------------------------------------------------------------------------
Total:                                    4,657              829,214,912                100.00           8.116         649         83.14
-----------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------------
                                                    Principal Balance at Origination
-----------------------------------------------------------------------------------------------------------------------------------------
                                     Number of           Aggregate          % of Aggregate                        W.A.          W.A.
Principal Balance at              Initial Mortgage       Remaining             Remaining            W.A.        Non-Zero      Original
Origination ($)                        Loans         Principal Balance     Principal Balance     Coupon (%)       FICO        CLTV (%)
                                                            ($)
-----------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                               672            22,708,945                 2.74          11.539          631         97.50
50,000.01 - 100,000.00                         937            70,477,859                 8.50           9.743          632         88.56
100,000.01 - 150,000.00                        883           109,802,593                13.24           8.551          632         84.64
150,000.01 - 200,000.00                        685           119,293,913                14.39           8.054          638         82.89
200,000.01 - 250,000.00                        487           109,004,448                13.15           7.943          640         83.50
250,000.01 - 300,000.00                        319            87,319,924                10.53           7.956          645         83.73
300,000.01 - 350,000.00                        191            61,885,626                 7.46           7.876          652         84.33
350,000.01 - 400,000.00                        126            47,360,061                 5.71           7.732          654         82.31
400,000.01 - 450,000.00                        103            43,749,041                 5.28           7.430          663         81.14
450,000.01 - 500,000.00                         71            33,690,687                 4.06           7.370          665         79.74
500,000.01 - 550,000.00                         54            28,219,959                 3.40           7.466          663         80.00
550,000.01 - 600,000.00                         38            21,662,029                 2.61           6.882          681         81.00
600,000.01 - 650,000.00                         22            13,736,146                 1.66           7.178          661         77.38
650,000.01 - 700,000.00                         13             8,773,141                 1.06           6.849          696         74.36
700,000.01 - 750,000.00                         10             7,307,769                 0.88           7.149          672         74.38
750,000.01 - 800,000.00                         12             9,402,618                 1.13           7.025          685         66.92
800,000.01 - 850,000.00                          5             4,178,594                 0.50           7.035          700         76.39
850,000.01 - 900,000.00                          3             2,612,549                 0.32           7.363          673         80.00
900,000.01 - 950,000.00                          5             4,667,834                 0.56           7.651          712         78.99
950,000.01 - 1,000,000.00                        7             6,900,369                 0.83           7.352          699         77.62
1,000,000.01 greater than or equal to           14            16,460,810                 1.99           7.406          721         73.00
-----------------------------------------------------------------------------------------------------------------------------------------
Total:                                       4,657           829,214,912               100.00           8.116          649         83.14
-----------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 25

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF THE TOTAL COLLATERAL
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------------
                                                       Remaining Principal Balance
------------------------------------------------------------------------------------------------------------------------------------------
                                    Number of           Aggregate           % of Aggregate                         W.A.          W.A.
Remaining Principal                  Initial            Remaining             Remaining             W.A.         Non-Zero      Original
Balance ($)                      Mortgage Loans   Principal Balance ($)   Principal Balance      Coupon (%)        FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                             673             22,735,052                  2.74          11.541            631        97.50
50,000.01 - 100,000.00                       936             70,451,751                  8.50           9.742            632        88.56
100,000.01 - 150,000.00                      886            110,252,121                 13.30           8.547            633        84.61
150,000.01 - 200,000.00                      683            119,044,316                 14.36           8.052            638        82.91
200,000.01 - 250,000.00                      486            108,804,517                 13.12           7.947            640        83.50
250,000.01 - 300,000.00                      319             87,319,924                 10.53           7.956            645        83.73
300,000.01 - 350,000.00                      191             61,885,626                  7.46           7.876            652        84.33
350,000.01 - 400,000.00                      126             47,360,061                  5.71           7.732            654        82.31
400,000.01 - 450,000.00                      103             43,749,041                  5.28           7.430            663        81.14
450,000.01 - 500,000.00                       71             33,690,687                  4.06           7.370            665        79.74
500,000.01 - 550,000.00                       55             28,769,649                  3.47           7.479            663        80.29
550,000.01 - 600,000.00                       37             21,112,339                  2.55           6.850            682        80.63
600,000.01 - 650,000.00                       22             13,736,146                  1.66           7.178            661        77.38
650,000.01 - 700,000.00                       13              8,773,141                  1.06           6.849            696        74.36
700,000.01 - 750,000.00                       10              7,307,769                  0.88           7.149            672        74.38
750,000.01 - 800,000.00                       12              9,402,618                  1.13           7.025            685        66.92
800,000.01 - 850,000.00                        5              4,178,594                  0.50           7.035            700        76.39
850,000.01 - 900,000.00                        3              2,612,549                  0.32           7.363            673        80.00
900,000.01 - 950,000.00                        5              4,667,834                  0.56           7.651            712        78.99
950,000.01 - 1,000,000.00                      7              6,900,369                  0.83           7.352            699        77.62
1,000,000.01 greater than or equal to         14             16,460,810                  1.99           7.406            721        73.00
------------------------------------------------------------------------------------------------------------------------------------------
Total:                                     4,657            829,214,912                100.00           8.116            649        83.14
------------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------------------
                                                              Remaining Term
-------------------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Aggregate                      W.A.            W.A.
                               Number of           Aggregate Remaining        Remaining           W.A.        Non-Zero        Original
Months Remaining         Initial Mortgage Loans   Principal Balance ($)   Principal Balance    Coupon (%)       FICO          CLTV (%)
-------------------------------------------------------------------------------------------------------------------------------------------
61 - 120                                      17                 904,418                0.11         11.875          633             99.87
121 - 180                                    801              40,967,687                4.94         11.188          647             97.23
181 - 240                                    165              10,869,427                1.31         11.201          665             99.79
301 - 360                                  3,674             776,473,380               93.64          7.906          649             82.14
-------------------------------------------------------------------------------------------------------------------------------------------
Total:                                     4,657             829,214,912              100.00          8.116          649             83.14
-------------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 26

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF THE TOTAL COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
                                                            Mortgage Rate
---------------------------------------------------------------------------------------------------------------------------------------
                                                                             % of Aggregate                      W.A.         W.A.
                                Number of           Aggregate Remaining         Remaining           W.A.       Non-Zero     Original
Mortgage Rate (%)        Initial Mortgage Loans    Principal Balance ($)    Principal Balance    Coupon (%)      FICO       CLTV (%)
---------------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                                  12               4,728,643                 0.57         5.331         759         50.44
5.500 - 5.999                                 113              49,766,147                 6.00         5.722         725         64.35
6.000 - 6.499                                 106              30,919,658                 3.73         6.230         685         81.16
6.500 - 6.999                                 334              87,581,037                10.56         6.738         666         79.87
7.000 - 7.499                                 435              98,421,340                11.87         7.212         658         82.01
7.500 - 7.999                                 718             164,195,509                19.80         7.712         649         81.22
8.000 - 8.499                                 517             105,972,295                12.78         8.183         639         83.08
8.500 - 8.999                                 568             107,767,499                13.00         8.698         632         84.17
9.000 - 9.499                                 306              48,233,750                 5.82         9.181         618         88.34
9.500 - 9.999                                 312              44,004,033                 5.31         9.730         610         88.93
10.000 - 10.499                               191              20,792,044                 2.51        10.215         624         93.67
10.500 - 10.999                               222              20,822,969                 2.51        10.713         637         97.03
11.000 - 11.499                               239              15,619,941                 1.88        11.209         636         98.90
11.500 - 11.999                               234              13,900,115                 1.68        11.756         626         99.24
12.000 - 12.499                               171               8,966,747                 1.08        12.223         615         99.72
12.500 - 12.999                                65               3,255,768                 0.39        12.681         609         98.93
13.000 - 13.499                                25                 954,573                 0.12        13.230         604         99.85
13.500 - 13.999                                14                 650,334                 0.08        13.783         597         99.74
14.000 - 14.499                                23                 867,562                 0.10        14.333         593         99.99
14.500 - 14.999                                44               1,520,925                 0.18        14.723         590         99.94
15.000 - 15.499                                 6                 202,279                 0.02        15.015         594        100.00
15.500 - 15.999                                 1                  26,780                 0.00        15.875         595        100.00
16.500 - 16.999                                 1                  44,962                 0.01        16.750         598        100.00
---------------------------------------------------------------------------------------------------------------------------------------
Total:                                      4,657             829,214,912               100.00         8.116         649         83.14
---------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 27

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF THE TOTAL COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------------
                                                  Original Combined Loan-to-Value Ratio
------------------------------------------------------------------------------------------------------------------------------------------
Original Combined                   Number of             Aggregate            % of Aggregate                       W.A.         W.A.
Loan-to-Value                    Initial Mortgage         Remaining              Remaining            W.A.        Non-Zero     Original
Ratio (%)                             Loans         Principal Balance ($)    Principal Balance     Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------------
Less than or equal to 50.00                     89              20,431,932                  2.46          6.568          687        40.65
50.01 - 55.00                                   30               8,447,555                  1.02          6.694          674        52.82
55.01 - 60.00                                   47              10,276,267                  1.24          7.062          656        58.00
60.01 - 65.00                                   80              20,925,007                  2.52          6.775          678        63.46
65.01 - 70.00                                   91              20,069,419                  2.42          7.445          644        68.55
70.01 - 75.00                                  107              29,110,921                  3.51          7.260          651        73.80
75.01 - 80.00                                1,860             405,176,738                 48.86          7.702          650        79.90
80.01 - 85.00                                  199              41,349,399                  4.99          8.221          615        84.26
85.01 - 90.00                                  325              65,556,446                  7.91          8.200          641        89.47
90.01 - 95.00                                  268              53,542,874                  6.46          8.090          653        94.61
95.01 - 100.00                               1,561             154,328,354                 18.61          9.930          645        99.95
------------------------------------------------------------------------------------------------------------------------------------------
Total:                                       4,657             829,214,912                100.00          8.116          649        83.14
------------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                 FICO Score at Origination
----------------------------------------------------------------------------------------------------------------------------
                                                                    % of Aggregate                     W.A.        W.A.
FICO Score               Number of          Aggregate Remaining       Remaining           W.A.       Non-Zero    Original
At Origination     Initial Mortgage Loans  Principal Balance ($)  Principal Balance    Coupon (%)      FICO      CLTV (%)
----------------------------------------------------------------------------------------------------------------------------
1 - 499                                 1                 79,896                0.01        10.125         492       100.00
500 - 524                               1                 99,865                0.01         8.000         505        74.07
525 - 549                              81             13,061,849                1.58         9.114         544        74.71
550 - 574                             163             27,016,503                3.26         8.970         563        77.88
575 - 599                             538             72,286,267                8.72         9.530         588        84.84
600 - 624                           1,063            151,418,001               18.26         8.671         612        85.16
625 - 649                           1,084            188,802,071               22.77         8.123         638        84.75
650 - 674                             890            163,584,443               19.73         7.885         661        84.47
675 - 699                             441             98,519,714               11.88         7.501         686        82.56
700 - 724                             202             52,870,400                6.38         7.220         711        80.74
725 - 749                              90             25,518,440                3.08         7.066         737        76.55
750 - 774                              54             19,365,256                2.34         7.150         763        78.50
775 - 799                              41             14,700,563                1.77         6.171         786        68.91
800 - 824                               8              1,891,643                0.23         5.857         808        56.77
----------------------------------------------------------------------------------------------------------------------------
Total:                              4,657            829,214,912              100.00         8.116         649        83.14
----------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 28

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE TOTAL COLLATERAL
---------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------------------
                                                      Geographic Distribution*
-------------------------------------------------------------------------------------------------------------------------------------------
                               Number of             Aggregate             % of Aggregate                         W.A.           W.A.
                           Initial Mortgage          Remaining               Remaining            W.A.          Non-Zero       Original
Location                         Loans         Principal Balance ($)     Principal Balance     Coupon (%)         FICO         CLTV (%)
-------------------------------------------------------------------------------------------------------------------------------------------
California                               786               262,013,023                 31.60          7.439             673          78.60
Florida                                  495                86,372,365                 10.42          7.898             642          82.32
Arizona                                  345                54,146,667                  6.53          8.131             639          84.39
Ohio                                     273                33,030,892                  3.98          8.337             630          86.71
Texas                                    310                30,989,474                  3.74          8.754             642          86.99
Illinois                                 186                30,739,553                  3.71          8.869             634          85.64
Michigan                                 223                28,560,249                  3.44          8.975             643          88.31
Maryland                                 112                25,293,074                  3.05          8.219             635          82.93
Nevada                                   129                24,543,914                  2.96          8.258             645          85.16
Washington                               139                24,493,397                  2.95          8.133             644          84.29
Minnesota                                161                23,971,915                  2.89          8.371             638          86.76
Virginia                                 111                20,331,016                  2.45          8.379             636          84.69
Georgia                                  108                14,817,577                  1.79          8.665             640          86.34
Wisconsin                                127                14,716,239                  1.77          8.665             639          87.19
Oregon                                    78                13,570,046                  1.64          7.878             649          83.11
Colorado                                  87                13,459,609                  1.62          8.153             647          86.73
Pennsylvania                             100                13,400,300                  1.62          8.880             629          88.74
New Jersey                                46                11,045,596                  1.33          8.624             627          82.63
Tennessee                                 97                10,718,849                  1.29          8.474             635          89.08
Indiana                                   97                10,357,512                  1.25          8.868             621          87.39
Missouri                                  80                 9,295,789                  1.12          9.200             626          90.79
Kentucky                                  63                 7,095,753                  0.86          8.610             635          85.58
New York                                  30                 6,904,017                  0.83          8.290             645          79.00
North Carolina                            61                 6,729,513                  0.81          9.242             625          87.05
Connecticut                               30                 5,829,141                  0.70          8.522             615          81.20
Louisiana                                 41                 4,332,933                  0.52          9.268             626          88.54
South Carolina                            33                 4,057,262                  0.49          9.557             629          85.40
Utah                                      23                 4,025,685                  0.49          7.935             643          88.42
Alabama                                   30                 3,790,719                  0.46          8.932             618          86.37
New Mexico                                31                 3,771,226                  0.45          9.067             619          82.00
Mississippi                               33                 3,564,830                  0.43          9.044             620          89.73
Arkansas                                  29                 3,395,997                  0.41          8.771             639          90.66
Iowa                                      33                 2,758,889                  0.33          9.526             617          90.61
Oklahoma                                  28                 2,232,276                  0.27          8.825             628          87.23
-------------------------------------------------------------------------------------------------------------------------------------------
*Geographic Distribution continued on the next page

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 29

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF THE TOTAL COLLATERAL
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------------
                                                 Geographic Distribution (Continued)
--------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Aggregate                         W.A.          W.A.
                             Number of          Aggregate Remaining        Remaining            W.A.         Non-Zero      Original
Location              Initial Mortgage Loans   Principal Balance ($)   Principal Balance     Coupon (%)        FICO        CLTV (%)
--------------------------------------------------------------------------------------------------------------------------------------
Idaho                                      17              2,026,290                 0.24            8.533          642         81.06
Massachusetts                              12              2,012,055                 0.24            8.874          628         84.25
Hawaii                                      5              1,758,144                 0.21            7.397          671         71.91
District of Columbia                        6              1,707,280                 0.21            8.286          638         71.81
Montana                                     9              1,661,555                 0.20            9.355          592         82.09
West Virginia                               9              1,274,662                 0.15            9.120          648         84.97
Delaware                                    7                973,315                 0.12            8.907          632         93.67
Kansas                                     11                820,873                 0.10            9.637          641         91.32
Nebraska                                    7                552,444                 0.07            8.635          640         86.79
Wyoming                                     3                427,901                 0.05            9.625          600         82.64
New Hampshire                               3                415,060                 0.05            8.875          616         86.29
Vermont                                     2                408,422                 0.05            8.485          644         87.19
South Dakota                                6                341,250                 0.04            9.381          636         93.40
Maine                                       2                268,552                 0.03            7.781          656         96.25
Alaska                                      1                150,400                 0.02            9.625          542         80.00
North Dakota                                2                 61,413                 0.01           11.257          638        100.00
--------------------------------------------------------------------------------------------------------------------------------------
Total:                                  4,657            829,214,912               100.00            8.116          649         83.14
--------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 30

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE TOTAL COLLATERAL
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------------
                                                          Occupancy Status
--------------------------------------------------------------------------------------------------------------------------------------
                                                                          % of Aggregate                        W.A.         W.A.
                              Number of          Aggregate Remaining         Remaining            W.A.        Non-Zero     Original
Occupancy Status       Initial Mortgage Loans   Principal Balance ($)    Principal Balance     Coupon (%)       FICO       CLTV (%)
--------------------------------------------------------------------------------------------------------------------------------------
Primary                                  4,533             809,785,395                97.66           8.113          648        83.20
Investment                                 102              15,652,356                 1.89           8.280          664        80.43
Second Home                                 22               3,777,160                 0.46           7.957          660        81.14
--------------------------------------------------------------------------------------------------------------------------------------
Total:                                   4,657             829,214,912               100.00           8.116          649        83.14
--------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
                                                          Documentation Type
---------------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Aggregate                     W.A.          W.A.
                                Number of          Aggregate Remaining        Remaining           W.A.       Non-Zero      Original
Program                  Initial Mortgage Loans   Principal Balance ($)   Principal Balance    Coupon (%)      FICO        CLTV (%)
---------------------------------------------------------------------------------------------------------------------------------------
Full                                       3,426             587,929,559               70.90         8.072          641          83.80
Stated                                       930             178,813,445               21.56         8.179          665          81.71
Limited                                      108              32,528,676                3.92         8.293          672          81.72
No Documentation                             193              29,943,231                3.61         8.399          671          80.12
---------------------------------------------------------------------------------------------------------------------------------------
Total:                                     4,657             829,214,912              100.00         8.116          649          83.14
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
                                                             Loan Purpose
---------------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Aggregate                       W.A.         W.A.
                                Number of           Aggregate Remaining       Remaining            W.A.        Non-Zero     Original
Purpose                   Initial Mortgage Loans   Principal Balance ($)  Principal Balance     Coupon (%)       FICO       CLTV (%)
---------------------------------------------------------------------------------------------------------------------------------------
Purchase                                    3,068            477,551,961               57.59           8.364         650         85.37
Refinance - Cashout                         1,259            283,953,406               34.24           7.805         645         80.03
Refinance - Rate Term                         330             67,709,544                8.17           7.668         658         80.42
---------------------------------------------------------------------------------------------------------------------------------------
Total:                                      4,657            829,214,912              100.00           8.116         649         83.14
---------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 31

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF THE TOTAL COLLATERAL
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------------------
                                                               Property Type
--------------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Aggregate                       W.A.          W.A.
                                   Number of          Aggregate Remaining         Remaining            W.A.        Non-Zero      Original
Property Type               Initial Mortgage Loans   Principal Balance ($)    Principal Balance     Coupon (%)       FICO        CLTV (%)
--------------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                       3,005             543,006,485                 65.48          8.112          650         82.63
PUD                                           1,254             219,076,172                 26.42          8.045          645         84.05
Condo                                           288              47,825,274                  5.77          8.296          652         84.84
2-4 Family                                      110              19,306,980                  2.33          8.566          647         82.93
--------------------------------------------------------------------------------------------------------------------------------------------
Total:                                        4,657             829,214,912                100.00          8.116          649         83.14
--------------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 32

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF THE TOTAL COLLATERAL
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------------
                                                            Rate Adjustment*
-----------------------------------------------------------------------------------------------------------------------------------------
                                                                              % of Aggregate                       W.A.         W.A.
Month & Year of Next               Number of          Aggregate Remaining       Remaining           W.A.         Non-Zero     Original
Rate Adjustment             Initial Mortgage Loans   Principal Balance ($)  Principal Balance    Coupon (%)        FICO       CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------------
2007-05                                           4                792,399                0.12          8.056           596        69.84
2007-06                                           3                728,582                0.11          7.653           661        85.76
2007-07                                           6              1,941,690                0.30          7.406           617        80.45
2007-11                                           4                353,103                0.06          9.255           622        85.61
2007-12                                          10              2,812,416                0.44          7.189           646        79.61
2008-01                                           4              1,525,780                0.24          7.228           640        84.09
2008-02                                           4              1,225,400                0.19          8.256           626        86.60
2008-03                                           1                195,238                0.03          9.600           634        94.96
2008-06                                           2                192,756                0.03          8.668           601        90.00
2008-07                                           8              1,568,746                0.25          7.412           647        82.40
2008-08                                          13              3,030,727                0.47          8.279           634        75.21
2008-09                                          42             10,033,874                1.57          8.092           642        82.46
2008-10                                         122             25,833,406                4.05          8.297           637        81.67
2008-11                                         707            146,882,766               23.01          8.206           641        82.99
2008-12                                         695            145,387,047               22.78          8.135           643        83.81
2009-01                                         596            125,205,378               19.62          8.098           642        84.38
2009-02                                         141             30,946,966                4.85          7.966           650        82.32
2009-08                                           1                312,102                0.05          7.625           662        80.00
2009-09                                           4                677,909                0.11          8.484           624        84.11
2009-10                                          27              4,810,726                0.75          8.126           634        82.21
2009-11                                         158             32,696,217                5.12          8.022           635        84.67
2009-12                                         207             43,961,656                6.89          7.678           641        84.34
2010-01                                         146             32,590,665                5.11          7.629           646        84.81
2010-02                                          32              6,190,092                0.97          7.896           616        80.26
2011-09                                           3                536,797                0.08          8.232           648        78.71
2011-11                                          20              4,027,422                0.63          8.270           635        82.88
2011-12                                          24              5,178,546                0.81          7.618           658        79.60
2012-01                                          27              6,965,642                1.09          7.307           653        81.98
2012-02                                           4              1,672,600                0.26          8.110           696        79.31
-----------------------------------------------------------------------------------------------------------------------------------------
Total:                                        3,015            638,276,649              100.00          8.055           642        83.49
-----------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 33

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF THE TOTAL COLLATERAL
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                          Gross Margin*
---------------------------------------------------------------------------------------------------------------------------------
                                                                      % of Aggregate                      W.A.          W.A.
Gross                     Number of           Aggregate Remaining        Remaining          W.A.        Non-Zero      Original
Margin  (%)         Initial Mortgage Loans   Principal Balance ($)   Principal Balance   Coupon (%)       FICO        CLTV (%)
---------------------------------------------------------------------------------------------------------------------------------
2.000 - 2.499                             5               1,079,540               0.17          7.057          676         79.36
2.500 - 2.999                             4                 705,540               0.11          7.548          645         80.00
3.000 - 3.499                             2               1,310,176               0.21          7.847          636         80.00
4.000 - 4.499                            18               2,970,954               0.47          7.687          642         84.98
4.500 - 4.999                            31               7,652,324               1.20          7.245          650         75.97
5.000 - 5.499                         1,739             382,446,861              59.92          7.736          645         78.47
5.500 - 5.999                           405              85,117,886              13.34          8.228          630         86.88
6.000 - 6.499                            70              16,059,914               2.52          8.317          635         85.46
6.500 - 6.999                           655             126,588,891              19.83          8.793          642         95.94
7.000 - 7.499                            42               6,496,789               1.02          9.130          633         88.92
7.500 - 7.999                            38               6,562,060               1.03          9.473          613         89.78
8.000 - 8.499                             6               1,285,712               0.20          9.892          610         91.73
---------------------------------------------------------------------------------------------------------------------------------
Total:                                3,015             638,276,649             100.00          8.055          642         83.49
---------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 34

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF THE TOTAL COLLATERAL
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
                                                       Maximum Mortgage Rate*
---------------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Aggregate                      W.A.          W.A.
Maximum                        Number of           Aggregate Remaining        Remaining           W.A.        Non-Zero      Original
Mortgage Rate (%)       Initial Mortgage Loans    Principal Balance ($)   Principal Balance    Coupon (%)       FICO        CLTV (%)
---------------------------------------------------------------------------------------------------------------------------------------
11.000 - 11.499                               3                  560,680                0.09          6.503          629         80.00
11.500 - 11.999                              22                6,440,775                1.01          5.787          680         78.30
12.000 - 12.499                              73               21,464,087                3.36          6.246          675         82.01
12.500 - 12.999                             260               70,865,937               11.10          6.736          665         79.84
13.000 - 13.499                             381               88,024,812               13.79          7.209          658         81.81
13.500 - 13.999                             626              146,420,292               22.94          7.709          649         81.35
14.000 - 14.499                             444               96,069,917               15.05          8.180          639         83.15
14.500 - 14.999                             464               93,705,521               14.68          8.692          632         83.70
15.000 - 15.499                             260               43,629,480                6.84          9.179          617         88.29
15.500 - 15.999                             240               38,074,813                5.97          9.706          604         88.73
16.000 - 16.499                              90               13,162,301                2.06         10.191          599         92.06
16.500 - 16.999                              73                9,964,227                1.56         10.660          601         95.29
17.000 - 17.499                              33                4,611,390                0.72         11.173          595         99.40
17.500 - 17.999                              27                3,107,387                0.49         11.624          614         99.24
18.000 - 18.499                              12                1,544,160                0.24         12.150          590        100.00
18.500 - 18.999                               3                  194,826                0.03         12.651          588         96.05
19.000 - 19.499                               1                   54,962                0.01         13.049          595        100.00
19.500 - 19.999                               2                  265,900                0.04         13.786          589        100.00
20.500 - 20.999                               1                  115,182                0.02         14.625          586        100.00
---------------------------------------------------------------------------------------------------------------------------------------
Total:                                    3,015              638,276,649              100.00          8.055          642         83.49
---------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 35

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF THE TOTAL COLLATERAL
----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------------
                                                       Minimum Mortgage Rate*
-------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of Aggregate                      W.A.         W.A.
Minimum                       Number of           Aggregate Remaining        Remaining           W.A.        Non-Zero     Original
Mortgage Rate (%)       Initial Mortgage Loans   Principal Balance ($)   Principal Balance    Coupon (%)       FICO       CLTV (%)
-------------------------------------------------------------------------------------------------------------------------------------
2.500 - 2.999                                2                  302,740                0.05          7.875          638        80.00
4.500 - 4.999                                1                   49,896                0.01          7.875          689        20.83
5.000 - 5.499                                8                1,792,020                0.28          7.302          625        71.39
5.500 - 5.999                               28                7,885,568                1.24          6.206          671        80.00
6.000 - 6.499                               75               21,655,920                3.39          6.264          675        82.02
6.500 - 6.999                              263               71,093,845               11.14          6.751          665        80.06
7.000 - 7.499                              379               87,692,593               13.74          7.218          658        81.81
7.500 - 7.999                              624              146,573,689               22.96          7.710          649        81.39
8.000 - 8.499                              441               94,863,829               14.86          8.181          639        83.15
8.500 - 8.999                              459               92,570,217               14.50          8.698          632        83.68
9.000 - 9.499                              259               43,933,930                6.88          9.178          617        88.31
9.500 - 9.999                              238               37,398,468                5.86          9.720          604        88.81
10.000 - 10.499                             89               12,933,946                2.03         10.192          600        92.36
10.500 - 10.999                             72               10,075,443                1.58         10.688          608        95.54
11.000 - 11.499                             32                4,546,458                0.71         11.174          593        99.39
11.500 - 11.999                             26                2,733,059                0.43         11.743          590        99.14
12.000 - 12.499                             12                1,544,160                0.24         12.150          590       100.00
12.500 - 12.999                              3                  194,826                0.03         12.651          588        96.05
13.000 - 13.499                              1                   54,962                0.01         13.049          595       100.00
13.500 - 13.999                              2                  265,900                0.04         13.786          589       100.00
14.500 - 14.999                              1                  115,182                0.02         14.625          586       100.00
-------------------------------------------------------------------------------------------------------------------------------------
Total:                                   3,015              638,276,649              100.00          8.055          642        83.49
-------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 36

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF THE TOTAL COLLATERAL
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------------
                                                     Initial Periodic Rate Cap*
--------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of Aggregate                       W.A.         W.A.
Initial                      Number of           Aggregate Remaining         Remaining            W.A.        Non-Zero     Original
Periodic Cap (%)       Initial Mortgage Loans   Principal Balance ($)    Principal Balance     Coupon (%)       FICO       CLTV (%)
--------------------------------------------------------------------------------------------------------------------------------------
1.000                                       12               3,320,089                  0.52          7.600         619         79.10
1.500                                        1                 195,238                  0.03          9.600         634         94.96
2.000                                       25               6,376,663                  1.00          7.569         635         80.80
2.250                                        1                 146,597                  0.02          7.875         619         80.00
3.000                                    2,966             626,514,564                 98.16          8.061         642         83.53
3.050                                        1                  99,817                  0.02          8.500         644        100.00
4.000                                        1                 154,911                  0.02         12.000         597        100.00
5.000                                        2                 473,430                  0.07          8.317         622         87.73
6.000                                        6                 995,339                  0.16          7.916         635         77.63
--------------------------------------------------------------------------------------------------------------------------------------
Total:                                   3,015             638,276,649                100.00          8.055         642         83.49
--------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

---------------------------------------------------------------------------------------------------------------------------------------
                                                    Subsequent Periodic Rate Cap*
---------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of Aggregate                       W.A.         W.A.
Subsequent                   Number of           Aggregate Remaining         Remaining             W.A.       Non-Zero     Original
Periodic Cap (%)       Initial Mortgage Loans   Principal Balance ($)    Principal Balance      Coupon (%)      FICO       CLTV (%)
---------------------------------------------------------------------------------------------------------------------------------------
1.000                                    3,007             636,999,006                 99.80           8.055        642          83.48
1.500                                        4                 683,782                  0.11           8.620        626          88.41
2.000                                        3                 437,860                  0.07           7.566        658          80.00
3.000                                        1                 156,000                  0.02           8.750        604          80.00
---------------------------------------------------------------------------------------------------------------------------------------
Total:                                   3,015             638,276,649                100.00           8.055        642          83.49
---------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

---------------------------------------------------------------------------------------------------------------------------------------
                                                        Lifetime Periodic Cap*
---------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of Aggregate                       W.A.         W.A.
Lifetime                     Number of           Aggregate Remaining         Remaining             W.A.       Non-Zero     Original
Periodic Cap (%)       Initial Mortgage Loans   Principal Balance ($)    Principal Balance      Coupon (%)      FICO       CLTV (%)
---------------------------------------------------------------------------------------------------------------------------------------
3.000 - 3.499                                1                 229,600                  0.04           8.250        615          80.00
6.000 - 6.499                            3,003             634,961,653                 99.48           8.052        642          83.48
6.500 - 6.999                                5               1,749,237                  0.27           8.239        641          79.51
7.000 - 7.499                                6               1,336,159                  0.21           9.167        670          92.88
---------------------------------------------------------------------------------------------------------------------------------------
Total:                                   3,015             638,276,649                100.00           8.055        642          83.49
---------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 37

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF THE TOTAL COLLATERAL
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------------
                                                    Original Prepayment Charge Term
-----------------------------------------------------------------------------------------------------------------------------------------
                                                                             % of Aggregate                        W.A.         W.A.
Prepayment Penalty             Number of           Aggregate Remaining         Remaining             W.A.        Non-Zero     Original
Term (mos.)             Initial Mortgage Loans    Principal Balance ($)    Principal Balance      Coupon (%)       FICO       CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------------
0                                         1,152              166,697,720                 20.10           8.826         639         85.30
6                                             6                2,367,468                  0.29           7.775         680         78.03
12                                          181               44,517,025                  5.37           8.340         649         83.45
13                                            4                1,065,519                  0.13           7.595         671         80.45
24                                        2,112              371,627,715                 44.82           8.258         646         84.57
36                                        1,081              220,890,960                 26.64           7.379         663         78.94
48                                          120               21,749,886                  2.62           7.363         628         84.69
60                                            1                  298,620                  0.04           6.500         652         80.00
-----------------------------------------------------------------------------------------------------------------------------------------
Total:                                    4,657              829,214,912                100.00           8.116         649         83.14
-----------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 38

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP I COLLATERAL
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                    SUMMARY - GROUP I*
----------------------------------------------------------------------------------------------------------------------------
Number of Mortgage Loans:                                2,479|Index Type:
Aggregate Principal Balance:                      $364,444,648|      6 Month LIBOR:                                  78.39%
Conforming Principal Balance Loans:               $364,444,648|      Fixed Rate:                                     21.61%
Average Principal Balance:                            $147,013|W.A. Initial Periodic Cap:                            2.983%
     Range:                                 $10,295 - $541,518|W.A. Subsequent Periodic Cap:                         1.002%
W.A. Coupon:                                            8.303%|W.A. Lifetime Rate Cap:                               6.001%
     Range:                                   5.125% - 16.750%|Property Type:
W.A. Gross Margin:                                      5.805%|      Single Family:                                  68.09%
     Range:                                    2.250% - 8.260%|      PUD:                                            23.27%
W.A. Remaining Term (months):                              350|      Condo:                                           5.43%
     Range (months):                                   172-360|      2-4 Family:                                      3.21%
W.A. Seasoning (months):                                     2|Occupancy Status:
Latest Maturity Date:                         February 1, 2037|     Primary:                                         96.01%
State Concentration (Top 5):                                  |     Investment:                                       3.14%
      California:                                       15.47%|     Second Home:                                      0.85%
      Florida:                                          10.15%|Documentation Status:
      Arizona:                                           8.64%|     Full:                                            81.89%
      Minnesota:                                         5.66%|     Stated:                                          15.56%
      Illinois:                                          5.09%|     Limited:                                          0.53%
W.A. Original Combined LTV:                             84.54%|     None:                                             2.02%
     Range:                                   15.09% - 100.00%|Non-Zero W.A. Prepayment Penalty Term (months):           28
First Liens:                                            95.60%|Loans with Prepay Penalties:                          80.10%
Second Liens:                                            4.40%|Interest Only Loans:                                  26.90%
Non-Balloon Loans:                                      69.92%|Non-Zero W.A. Interest Only Term (months):                60
Non-Zero W.A. FICO Score:                                  638|
----------------------------------------------------------------------------------------------------------------------------
*  Subject to a permitted variance of  +/- 10%

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 39

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP I COLLATERAL
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------------
                                                            Collateral Type
-----------------------------------------------------------------------------------------------------------------------------------------
                                       Number of            Aggregate          % of Aggregate                      W.A.         W.A.
                                   Initial Mortgage         Remaining            Remaining           W.A.        Non-Zero     Original
Collateral Type                          Loans        Principal Balance ($)  Principal Balance    Coupon (%)       FICO       CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                                   10              1,441,561                0.40          6.931         701         68.65
Fixed - 20 Year                                    2                 64,626                0.02         11.066         636        100.00
Fixed - 30 Year                                  301             46,052,110               12.64          7.739         663         79.47
Balloon - 15/30                                  363             13,279,879                3.64         11.573         638         99.65
Balloon - 20/30                                   57              2,357,600                0.65         11.332         641         99.63
Balloon - 30/40                                   84             15,335,474                4.21          7.976         655         84.27
Balloon - 30/50                                    2                238,345                0.07          7.144         632         77.58
ARM - 6 Month IO                                   7              1,967,500                0.54          6.927         617         73.75
ARM - 1 Year/6 Month                               5              1,114,500                0.31          8.662         597         78.60
ARM - 1 Year/6 Month IO                            2                484,000                0.13          6.606         655         80.00
ARM - 1 Year/6 Month 30/40 Balloon                 1                 81,963                0.02          8.810         751        100.00
ARM - 1 Year/6 Month 30/50 Balloon                 1                187,834                0.05          8.990         577         85.00
ARM - 2 Year/6 Month                             675             92,242,754               25.31          8.643         627         85.10
ARM - 2 Year/6 Month IO                          366             71,670,735               19.67          7.855         641         82.96
ARM - 2 Year/6 Month 30/40 Balloon               176             34,788,055                9.55          8.288         628         84.15
ARM - 2 Year/6 Month 30/50 Balloon               121             27,544,064                7.56          8.290         633         88.21
ARM - 3 Year/6 Month                             106             15,100,478                4.14          8.438         632         86.27
ARM - 3 Year/6 Month IO                          102             19,487,256                5.35          7.809         644         84.36
ARM - 3 Year/6 Month 30/40 Balloon                39              7,893,445                2.17          8.304         623         85.66
ARM - 3 Year/6 Month 30/50 Balloon                25              5,970,908                1.64          7.989         643         84.83
ARM - 5 Year/6 Month                               5                778,423                0.21          8.355         624         82.25
ARM - 5 Year/6 Month IO                           20              4,431,352                1.22          7.780         660         85.62
ARM - 5 Year/6 Month 30/40 Balloon                 4                697,153                0.19          8.038         610         73.91
ARM - 5 Year/6 Month 30/50 Balloon                 5              1,234,634                0.34          7.512         665         85.09
-----------------------------------------------------------------------------------------------------------------------------------------
Total:                                         2,479            364,444,648             100.00           8.303         638         84.54
-----------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------------
                                                                IO Terms
-----------------------------------------------------------------------------------------------------------------------------------------
                                                                             % of Aggregate                        W.A.         W.A.
IO Terms (mos.)                Number of           Aggregate Remaining         Remaining             W.A.        Non-Zero     Original
                        Initial Mortgage Loans    Principal Balance ($)    Principal Balance      Coupon (%)       FICO       CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------------
0                                         1,982              266,403,806                 73.10           8.482         637         85.06
60                                          496               97,899,542                 26.86           7.818         642         83.15
120                                           1                  141,300                  0.04           7.513         663         90.00
-----------------------------------------------------------------------------------------------------------------------------------------
Total:                                    2,479              364,444,648                100.00           8.303         638         84.54
-----------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 40

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP I COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 Principal Balance at Origination
------------------------------------------------------------------------------------------------------------------------------------
                                  Number of             Aggregate           % of Aggregate       W.A.         W.A.         W.A.
Principal Balance at           Initial Mortgage         Remaining             Remaining         Coupon      Non-Zero     Original
Origination ($)                     Loans         Principal Balance ($)   Principal Balance      (%)          FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                            397               13,106,270                3.60      11.622           628        97.90
50,000.01 - 100,000.00                      464               35,322,057                9.69       9.399           626        86.55
100,000.01 - 150,000.00                     578               72,263,305               19.83       8.458           631        84.62
150,000.01 - 200,000.00                     417               72,187,856               19.81       8.061           639        83.22
200,000.01 - 250,000.00                     275               61,754,331               16.94       7.998           637        83.70
250,000.01 - 300,000.00                     164               44,767,660               12.28       7.956           639        84.42
300,000.01 - 350,000.00                      99               31,983,969                8.78       7.855           651        83.83
350,000.01 - 400,000.00                      59               22,227,503                6.10       7.547           655        82.76
400,000.01 - 450,000.00                      24                9,818,594                2.69       7.418           670        81.42
450,000.01 - 500,000.00                       1                  471,586                0.13       6.500           682        80.00
500,000.01 - 550,000.00                       1                  541,518                0.15       6.800           703        80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    2,479              364,444,648              100.00       8.303           638        84.54
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------------
                                                       Remaining Principal Balance
------------------------------------------------------------------------------------------------------------------------------------------
                                   Number of            Aggregate           % of Aggregate                         W.A.          W.A.
Remaining Principal                 Initial             Remaining             Remaining             W.A.         Non-Zero      Original
Balance ($)                     Mortgage Loans    Principal Balance ($)   Principal Balance      Coupon (%)        FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                             397             13,106,270                  3.60          11.622            628        97.90
50,000.01 - 100,000.00                       464             35,322,057                  9.69           9.399            626        86.55
100,000.01 - 150,000.00                      580             72,563,164                 19.91           8.452            631        84.58
150,000.01 - 200,000.00                      415             71,887,998                 19.73           8.065            639        83.25
200,000.01 - 250,000.00                      275             61,754,331                 16.94           7.998            637        83.70
250,000.01 - 300,000.00                      164             44,767,660                 12.28           7.956            639        84.42
300,000.01 - 350,000.00                       99             31,983,969                  8.78           7.855            651        83.83
350,000.01 - 400,000.00                       59             22,227,503                  6.10           7.547            655        82.76
400,000.01 - 450,000.00                       24              9,818,594                  2.69           7.418            670        81.42
450,000.01 - 500,000.00                        1                471,586                  0.13           6.500            682        80.00
500,000.01 - 550,000.00                        1                541,518                  0.15           6.800            703        80.00
------------------------------------------------------------------------------------------------------------------------------------------
Total:                                     2,479            364,444,648                100.00           8.303            638        84.54
------------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 41

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP I COLLATERAL
----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------------------
                                                              Remaining Term
-------------------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Aggregate                      W.A.            W.A.
                               Number of           Aggregate Remaining        Remaining           W.A.        Non-Zero        Original
Months Remaining         Initial Mortgage Loans   Principal Balance ($)   Principal Balance    Coupon (%)       FICO          CLTV (%)
-------------------------------------------------------------------------------------------------------------------------------------------
121 - 180                                    373              14,721,440                4.04         11.118          644             96.62
181 - 240                                     59               2,422,226                0.66         11.325          641             99.64
301 - 360                                  2,047             347,300,981               95.30          8.163          638             83.93
-------------------------------------------------------------------------------------------------------------------------------------------
Total:                                     2,479             364,444,648              100.00          8.303          638             84.54
-------------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
                                                            Mortgage Rate
---------------------------------------------------------------------------------------------------------------------------------------
                                                                             % of Aggregate                      W.A.         W.A.
                                Number of           Aggregate Remaining         Remaining           W.A.       Non-Zero     Original
Mortgage Rate (%)        Initial Mortgage Loans    Principal Balance ($)    Principal Balance    Coupon (%)      FICO       CLTV (%)
---------------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                                   3               1,056,029                 0.29         5.256         779         44.42
5.500 - 5.999                                  36               9,303,812                 2.55         5.742         726         65.64
6.000 - 6.499                                  47              11,087,579                 3.04         6.225         673         77.60
6.500 - 6.999                                 150              31,789,822                 8.72         6.742         672         80.40
7.000 - 7.499                                 223              42,763,256                11.73         7.228         659         83.09
7.500 - 7.999                                 384              71,690,498                19.67         7.715         644         81.98
8.000 - 8.499                                 282              49,783,035                13.66         8.195         631         84.30
8.500 - 8.999                                 359              56,314,906                15.45         8.707         623         84.91
9.000 - 9.499                                 190              25,895,580                 7.11         9.182         614         88.08
9.500 - 9.999                                 201              26,647,769                 7.31         9.724         605         88.13
10.000 - 10.499                               100               9,327,001                 2.56        10.203         613         93.08
10.500 - 10.999                               111              10,480,333                 2.88        10.693         618         97.22
11.000 - 11.499                                98               6,001,994                 1.65        11.208         615         98.37
11.500 - 11.999                               104               5,273,530                 1.45        11.748         611         98.89
12.000 - 12.499                                98               3,999,355                 1.10        12.194         615         99.55
12.500 - 12.999                                35               1,242,652                 0.34        12.654         607        100.00
13.000 - 13.499                                17                 541,081                 0.15        13.222         608         99.74
13.500 - 13.999                                 6                 161,110                 0.04        13.775         596         98.95
14.000 - 14.499                                 8                 218,460                 0.06        14.284         593         99.99
14.500 - 14.999                                24                 774,426                 0.21        14.718         590         99.88
15.000 - 15.499                                 2                  47,457                 0.01        15.000         589        100.00
16.500 - 16.999                                 1                  44,962                 0.01        16.750         598        100.00
---------------------------------------------------------------------------------------------------------------------------------------
Total:                                      2,479             364,444,648               100.00         8.303         638         84.54
---------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 42

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP I COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------------
                                                  Original Combined Loan-to-Value Ratio
------------------------------------------------------------------------------------------------------------------------------------------
Original Combined                   Number of             Aggregate            % of Aggregate                       W.A.         W.A.
Loan-to-Value                    Initial Mortgage         Remaining              Remaining            W.A.        Non-Zero     Original
Ratio (%)                             Loans         Principal Balance ($)    Principal Balance     Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------------
Less than or equal to 50.00                     47               8,093,463                  2.22          6.853          678        40.05
50.01 - 55.00                                   19               3,263,777                  0.90          7.974          625        53.56
55.01 - 60.00                                   22               4,076,085                  1.12          7.825          633        57.69
60.01 - 65.00                                   45               8,146,429                  2.24          7.580          636        63.46
65.01 - 70.00                                   53               9,935,837                  2.73          7.635          629        68.69
70.01 - 75.00                                   62              12,443,847                  3.41          7.803          634        73.82
75.01 - 80.00                                  887             145,813,546                 40.01          7.833          639        79.82
80.01 - 85.00                                  127              22,856,580                  6.27          8.426          610        84.37
85.01 - 90.00                                  211              37,884,218                 10.40          8.272          636        89.58
90.01 - 95.00                                  182              34,737,755                  9.53          7.998          653        94.55
95.01 - 100.00                                 824              77,193,112                 21.18          9.741          640        99.93
------------------------------------------------------------------------------------------------------------------------------------------
Total:                                       2,479             364,444,648                100.00          8.303          638        84.54
------------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                 FICO Score at Origination
----------------------------------------------------------------------------------------------------------------------------
                                                                    % of Aggregate                     W.A.        W.A.
FICO Score               Number of          Aggregate Remaining       Remaining           W.A.       Non-Zero    Original
At Origination     Initial Mortgage Loans  Principal Balance ($)  Principal Balance    Coupon (%)      FICO      CLTV (%)
----------------------------------------------------------------------------------------------------------------------------
525 - 549                              54              8,655,398                2.37         9.139         543        76.39
550 - 574                             101             16,164,874                4.44         8.933         563        77.84
575 - 599                             308             37,695,878               10.34         9.601         588        84.77
600 - 624                             664             86,005,323               23.60         8.745         612        85.97
625 - 649                             556             82,849,366               22.73         8.185         637        85.86
650 - 674                             409             62,953,461               17.27         7.921         661        85.84
675 - 699                             201             34,993,034                9.60         7.489         686        83.38
700 - 724                              95             17,082,372                4.69         7.286         712        84.95
725 - 749                              49             10,175,388                2.79         7.082         738        82.18
750 - 774                              23              3,736,806                1.03         7.351         763        86.77
775 - 799                              15              3,411,208                0.94         6.137         786        60.59
800 - 824                               4                721,541                0.20         6.490         810        69.72
----------------------------------------------------------------------------------------------------------------------------
Total:                              2,479            364,444,648              100.00         8.303         638        84.54
----------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 43

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF THE GROUP I COLLATERAL
---------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------------------
                                                      Geographic Distribution*
-------------------------------------------------------------------------------------------------------------------------------------------
                               Number of             Aggregate             % of Aggregate                         W.A.           W.A.
                           Initial Mortgage          Remaining               Remaining            W.A.          Non-Zero       Original
Location                         Loans         Principal Balance ($)     Principal Balance     Coupon (%)         FICO         CLTV (%)
-------------------------------------------------------------------------------------------------------------------------------------------
California                               211                56,377,317                 15.47          7.365             658          76.38
Florida                                  225                36,975,869                 10.15          7.976             633          82.38
Arizona                                  207                31,480,289                  8.64          8.053             639          85.23
Minnesota                                141                20,613,690                  5.66          8.379             636          87.30
Illinois                                 113                18,554,473                  5.09          8.995             626          87.29
Michigan                                 151                18,340,179                  5.03          8.948             640          88.92
Texas                                    169                14,565,408                  4.00          8.861             633          87.39
Washington                                87                14,426,995                  3.96          8.123             645          84.98
Wisconsin                                111                12,705,708                  3.49          8.635             640          86.49
Maryland                                  62                12,238,766                  3.36          8.246             639          83.95
Nevada                                    60                12,157,567                  3.34          7.971             649          85.49
Ohio                                     105                11,733,944                  3.22          8.734             628          87.79
Virginia                                  53                 9,781,834                  2.68          8.265             634          84.44
Oregon                                    49                 8,121,751                  2.23          7.771             654          83.84
Georgia                                   69                 8,121,044                  2.23          8.852             633          85.34
Colorado                                  53                 8,109,415                  2.23          8.151             645          88.76
Pennsylvania                              61                 7,554,377                  2.07          8.947             627          88.77
Indiana                                   76                 7,448,664                  2.04          8.854             622          88.93
Tennessee                                 57                 6,267,412                  1.72          8.494             640          90.26
New Jersey                                28                 6,214,657                  1.71          8.422             620          81.36
Missouri                                  51                 5,810,563                  1.59          9.094             623          90.91
Kentucky                                  50                 4,264,701                  1.17          9.085             623          88.26
North Carolina                            35                 3,254,378                  0.89          9.406             621          88.57
Utah                                      18                 3,065,879                  0.84          8.003             645          89.42
Alabama                                   23                 2,668,101                  0.73          8.965             619          86.03
Iowa                                      26                 2,298,583                  0.63          9.551             614          90.46
Connecticut                               18                 2,236,327                  0.61          8.025             634          77.46
South Carolina                            22                 2,133,998                  0.59          9.421             625          86.43
Louisiana                                 20                 1,873,877                  0.51          9.916             612          90.73
New York                                   9                 1,754,636                  0.48          8.213             642          80.42
Oklahoma                                  20                 1,522,610                  0.42          9.178             620          88.50
Massachusetts                              8                 1,363,313                  0.37          8.519             629          85.96
New Mexico                                14                 1,344,502                  0.37          8.967             620          84.68
Mississippi                               18                 1,313,365                  0.36          9.792             604          92.63
-------------------------------------------------------------------------------------------------------------------------------------------
*Geographic Distribution continued on the next page

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 44

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP I COLLATERAL
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------------
                                                 Geographic Distribution (Continued)
--------------------------------------------------------------------------------------------------------------------------------------
                               Number of                                % of Aggregate          W.A.           W.A.          W.A.
                           Initial Mortgage     Aggregate Remaining        Remaining           Coupon        Non-Zero      Original
Location                         Loans         Principal Balance ($)   Principal Balance         (%)           FICO        CLTV (%)
--------------------------------------------------------------------------------------------------------------------------------------
Idaho                                      10              1,100,481                 0.30            8.449          660         82.00
District of Columbia                        4              1,032,484                 0.28            8.189          611         60.35
Montana                                     6                945,003                 0.26            8.844          612         82.25
West Virginia                               7                764,737                 0.21            9.416          655         88.28
Arkansas                                    8                718,292                 0.20            9.552          625         98.63
Delaware                                    2                581,972                 0.16            8.033          643         94.56
Kansas                                      6                555,093                 0.15            9.253          638         89.16
Nebraska                                    7                552,444                 0.15            8.635          640         86.79
Hawaii                                      1                541,518                 0.15            6.800          703         80.00
Vermont                                     2                408,422                 0.11            8.485          644         87.19
Wyoming                                     2                256,921                 0.07           10.540          613         84.40
New Hampshire                               1                130,990                 0.04            7.125          649         80.00
Maine                                       1                100,687                 0.03            8.875          594         90.00
North Dakota                                2                 61,413                 0.02           11.257          638        100.00
--------------------------------------------------------------------------------------------------------------------------------------
Total:                                  2,479            364,444,648               100.00            8.303          638         84.54
--------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------------
                                                          Occupancy Status
--------------------------------------------------------------------------------------------------------------------------------------
                                                                          % of Aggregate                        W.A.         W.A.
                              Number of          Aggregate Remaining         Remaining            W.A.        Non-Zero     Original
Occupancy Status       Initial Mortgage Loans   Principal Balance ($)    Principal Balance     Coupon (%)       FICO       CLTV (%)
--------------------------------------------------------------------------------------------------------------------------------------
Primary                                  2,383             349,918,427                96.01           8.307          637        84.71
Investment                                  79              11,437,508                 3.14           8.238          670        80.58
Second Home                                 17               3,088,713                 0.85           8.064          660        80.16
--------------------------------------------------------------------------------------------------------------------------------------
Total:                                   2,479             364,444,648               100.00           8.303          638        84.54
--------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
                                                          Documentation Type
---------------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Aggregate                     W.A.          W.A.
                                Number of          Aggregate Remaining        Remaining           W.A.       Non-Zero      Original
Program                  Initial Mortgage Loans   Principal Balance ($)   Principal Balance    Coupon (%)      FICO        CLTV (%)
---------------------------------------------------------------------------------------------------------------------------------------
Full                                       2,072             298,433,464               81.89         8.316          633          85.80
Stated Documentation                         346              56,723,612               15.56         8.253          658          79.19
No Documentation                              49               7,373,331                2.02         8.186          692          76.30
Limited                                       12               1,914,241                0.53         8.298          645          79.59
---------------------------------------------------------------------------------------------------------------------------------------
Total:                                     2,479             364,444,648              100.00         8.303          638          84.54
---------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 45

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF THE GROUP I COLLATERAL
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
                                                             Loan Purpose
---------------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Aggregate                       W.A.         W.A.
                                Number of           Aggregate Remaining       Remaining            W.A.        Non-Zero     Original
Purpose                   Initial Mortgage Loans   Principal Balance ($)  Principal Balance     Coupon (%)       FICO       CLTV (%)
---------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                           841            162,520,427               44.59           8.100         637         82.33
Purchase                                    1,375            157,607,784               43.25           8.566         638         86.75
Refinance - Rate Term                         263             44,316,436               12.16           8.114         644         84.80
---------------------------------------------------------------------------------------------------------------------------------------
Total:                                      2,479            364,444,648              100.00           8.303         638         84.54
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
                                                            Property Type
---------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of Aggregate                        W.A.         W.A.
                               Number of          Aggregate Remaining         Remaining            W.A.        Non-Zero     Original
Property Type           Initial Mortgage Loans   Principal Balance ($)    Principal Balance     Coupon (%)       FICO       CLTV (%)
---------------------------------------------------------------------------------------------------------------------------------------
Single Family                             1,693            248,145,561                  68.09         8.335           637        84.30
Residence
PUD                                         582             84,806,120                  23.27         8.123           640        85.27
Condo                                       132             19,790,393                   5.43         8.388           646        85.44
2-4 Family                                   72             11,702,574                   3.21         8.792           637        83.02
---------------------------------------------------------------------------------------------------------------------------------------
Total:                                    2,479            364,444,648                 100.00         8.303           638        84.54
---------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 46

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF THE GROUP I COLLATERAL
---------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------------
                                                            Rate Adjustment*
-----------------------------------------------------------------------------------------------------------------------------------------
                                                                              % of Aggregate                       W.A.         W.A.
Month & Year of Next               Number of          Aggregate Remaining       Remaining           W.A.         Non-Zero     Original
Rate Adjustment             Initial Mortgage Loans   Principal Balance ($)  Principal Balance    Coupon (%)        FICO       CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------------
2007-05                                           2                401,000                0.14          7.435           595        60.19
2007-06                                           1                376,000                0.13          6.375           691        80.00
2007-07                                           4              1,190,500                0.42          6.931           601        76.35
2007-12                                           5              1,103,062                0.39          7.173           648        78.61
2008-01                                           1                187,834                0.07          8.990           577        85.00
2008-02                                           3                577,400                0.20          9.806           570        82.79
2008-06                                           1                 86,062                0.03          9.000           590        90.00
2008-07                                           5                756,381                0.26          8.217           634        82.35
2008-08                                           9              1,366,943                0.48          8.457           618        80.28
2008-09                                          24              4,782,910                1.67          8.413           617        85.16
2008-10                                          77             12,834,892                4.49          8.311           632        81.53
2008-11                                         421             70,706,785               24.75          8.434           633        84.93
2008-12                                         390             64,847,397               22.70          8.262           632        84.30
2009-01                                         342             58,968,837               20.64          8.194           632        85.53
2009-02                                          69             11,895,401                4.16          8.086           646        84.36
2009-08                                           1                312,102                0.11          7.625           662        80.00
2009-09                                           3                399,200                0.14          8.473           633        80.00
2009-10                                          12              1,565,330                0.55          8.404           636        83.69
2009-11                                          75             13,788,149                4.83          8.263           632        85.77
2009-12                                         103             18,611,222                6.51          7.981           640        86.22
2010-01                                          63             11,172,352                3.91          8.026           643        84.66
2010-02                                          15              2,603,732                0.91          8.375           611        79.97
2011-09                                           2                384,350                0.13          7.580           675        78.20
2011-11                                          10              1,950,822                0.68          8.135           637        88.71
2011-12                                          11              2,456,577                0.86          7.591           669        79.68
2012-01                                           9              1,792,812                0.63          7.932           648        88.00
2012-02                                           2                557,000                0.19          7.552           620        77.94
-----------------------------------------------------------------------------------------------------------------------------------------
Total:                                        1,660            285,675,052              100.00          8.242           633        84.63
-----------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 47

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF THE GROUP I COLLATERAL
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                            Gross Margin*
---------------------------------------------------------------------------------------------------------------------------------
                                                                      % of Aggregate                      W.A.          W.A.
Gross                     Number of           Aggregate Remaining        Remaining          W.A.        Non-Zero      Original
Margin  (%)         Initial Mortgage Loans   Principal Balance ($)   Principal Balance   Coupon (%)       FICO        CLTV (%)
---------------------------------------------------------------------------------------------------------------------------------
2.000 - 2.499                             2                 360,676               0.13          7.346          710         78.08
2.500 - 2.999                             1                 194,800               0.07          7.625          673         80.00
4.000 - 4.499                            11               1,447,038               0.51          7.603          649         88.94
4.500 - 4.999                            17               4,284,431               1.50          7.202          643         73.49
5.000 - 5.499                           830             140,394,052              49.14          7.891          633         77.65
5.500 - 5.999                           264              48,744,491              17.06          8.349          625         86.93
6.000 - 6.499                            43               7,829,341               2.74          8.410          628         86.09
6.500 - 6.999                           434              73,475,677              25.72          8.771          640         96.28
7.000 - 7.499                            25               3,753,172               1.31          9.090          626         89.74
7.500 - 7.999                            28               4,183,146               1.46          9.415          607         87.92
8.000 - 8.499                             5               1,008,229               0.35          9.793          628         97.71
---------------------------------------------------------------------------------------------------------------------------------
Total:                                1,660             285,675,052             100.00          8.242          633         84.63
---------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 48

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP I COLLATERAL
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
                                                       Maximum Mortgage Rate*
---------------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Aggregate                      W.A.          W.A.
Maximum                        Number of           Aggregate Remaining        Remaining           W.A.        Non-Zero      Original
Mortgage Rate (%)       Initial Mortgage Loans    Principal Balance ($)   Principal Balance    Coupon (%)       FICO        CLTV (%)
---------------------------------------------------------------------------------------------------------------------------------------
11.000 - 11.499                               1                  229,600                0.08          8.250          615         80.00
11.500 - 11.999                               7                1,411,763                0.49          5.794          701         79.42
12.000 - 12.499                              31                7,073,307                2.48          6.257          663         78.99
12.500 - 12.999                             110               22,551,687                7.89          6.746          668         80.55
13.000 - 13.499                             186               36,348,921               12.72          7.225          658         82.79
13.500 - 13.999                             329               62,512,463               21.88          7.713          643         82.15
14.000 - 14.499                             238               43,693,011               15.29          8.197          630         84.54
14.500 - 14.999                             288               46,870,181               16.41          8.693          621         84.37
15.000 - 15.499                             163               23,211,623                8.13          9.174          612         87.82
15.500 - 15.999                             159               23,135,618                8.10          9.708          601         88.67
16.000 - 16.499                              53                6,610,021                2.31         10.198          598         92.59
16.500 - 16.999                              48                6,742,373                2.36         10.680          605         96.64
17.000 - 17.499                              24                2,970,214                1.04         11.206          595         99.54
17.500 - 17.999                              17                1,774,127                0.62         11.736          588         99.10
18.000 - 18.499                               5                  496,166                0.17         12.126          593        100.00
18.500 - 18.999                               1                   43,978                0.02         12.750          597        100.00
---------------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,660              285,675,052              100.00          8.242          633         84.63
---------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 49

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP I COLLATERAL
----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------------
                                                       Minimum Mortgage Rate*
-------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of Aggregate                      W.A.         W.A.
Minimum                       Number of           Aggregate Remaining        Remaining           W.A.        Non-Zero     Original
Mortgage Rate (%)       Initial Mortgage Loans   Principal Balance ($)   Principal Balance    Coupon (%)       FICO       CLTV (%)
-------------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                                3                  427,755                0.15          8.348          617        77.34
5.500 - 5.999                               12                2,577,846                0.90          6.778          672        82.84
6.000 - 6.499                               33                7,265,139                2.54          6.313          662        79.09
6.500 - 6.999                              114               23,166,595                8.11          6.794          667        80.68
7.000 - 7.499                              184               35,982,887               12.60          7.245          658        82.74
7.500 - 7.999                              330               62,690,713               21.94          7.714          643        82.19
8.000 - 8.499                              236               43,200,462               15.12          8.197          630        84.49
8.500 - 8.999                              285               46,307,829               16.21          8.703          621        84.34
9.000 - 9.499                              161               22,984,915                8.05          9.177          612        87.98
9.500 - 9.999                              157               22,795,193                7.98          9.716          601        88.61
10.000 - 10.499                             52                6,381,666                2.23         10.199          599        93.22
10.500 - 10.999                             47                6,674,499                2.34         10.687          605        96.76
11.000 - 11.499                             23                2,905,282                1.02         11.207          591        99.53
11.500 - 11.999                             17                1,774,127                0.62         11.736          588        99.10
12.000 - 12.499                              5                  496,166                0.17         12.126          593       100.00
12.500 - 12.999                              1                   43,978                0.02         12.750          597       100.00
-------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,660              285,675,052              100.00          8.242          633        84.63
-------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

--------------------------------------------------------------------------------------------------------------------------------------
                                                     Initial Periodic Rate Cap*
--------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of Aggregate                       W.A.         W.A.
Initial                      Number of           Aggregate Remaining         Remaining            W.A.        Non-Zero     Original
Periodic Cap (%)       Initial Mortgage Loans   Principal Balance ($)    Principal Balance     Coupon (%)       FICO       CLTV (%)
--------------------------------------------------------------------------------------------------------------------------------------
1.000                                        7               1,967,500                  0.69          6.927         617         73.75
2.000                                       12               2,364,352                  0.83          8.292         617         81.94
2.250                                        1                 146,597                  0.05          7.875         619         80.00
3.000                                    1,637             280,631,123                 98.23          8.251         634         84.75
5.000                                        1                 229,600                  0.08          8.250         615         80.00
6.000                                        2                 335,879                  0.12          8.348         608         72.99
--------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,660             285,675,052                100.00          8.242         633         84.63
--------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 50

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP I COLLATERAL
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
                                                    Subsequent Periodic Rate Cap*
---------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of Aggregate                       W.A.         W.A.
Subsequent                   Number of           Aggregate Remaining         Remaining             W.A.       Non-Zero     Original
Periodic Cap (%)       Initial Mortgage Loans   Principal Balance ($)    Principal Balance      Coupon (%)      FICO       CLTV (%)
---------------------------------------------------------------------------------------------------------------------------------------
1.000                                    1,656             285,030,507                 99.77           8.242        633          84.63
1.500                                        3                 488,544                  0.17           8.229        623          85.80
3.000                                        1                 156,000                  0.05           8.750        604          80.00
---------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,660             285,675,052                100.00           8.242        633          84.63
---------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

---------------------------------------------------------------------------------------------------------------------------------------
                                                        Lifetime Periodic Cap*
---------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of Aggregate                       W.A.         W.A.
Lifetime                     Number of           Aggregate Remaining         Remaining             W.A.       Non-Zero     Original
Periodic Cap (%)       Initial Mortgage Loans   Principal Balance ($)    Principal Balance      Coupon (%)      FICO       CLTV (%)
---------------------------------------------------------------------------------------------------------------------------------------
3.000 - 3.499                                1                 229,600                  0.08           8.250        615          80.00
6.000 - 6.499                            1,653             284,322,805                 99.53           8.243        633          84.64
6.500 - 6.999                                2                 356,053                  0.12           7.493        631          74.24
7.000 - 7.499                                4                 766,593                  0.27           8.284        623          88.87
---------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,660             285,675,052                100.00           8.242        633          84.63
---------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 51

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP I COLLATERAL
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------------
                                                    Original Prepayment Charge Term
-----------------------------------------------------------------------------------------------------------------------------------------
                                                                             % of Aggregate                        W.A.         W.A.
Prepayment Penalty             Number of           Aggregate Remaining         Remaining             W.A.        Non-Zero     Original
Term (mos.)             Initial Mortgage Loans    Principal Balance ($)    Principal Balance      Coupon (%)       FICO       CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------------
0                                           582               72,532,349                 19.90           8.893         632         86.14
12                                           94               19,372,217                  5.32           8.347         641         84.27
13                                            2                  372,500                  0.10           7.300         657         83.79
24                                        1,152              164,577,814                 45.16           8.370         634         85.12
36                                          649              107,589,769                 29.52           7.799         649         82.64
-----------------------------------------------------------------------------------------------------------------------------------------
Total:                                    2,479              364,444,648                100.00           8.303         638         84.54
-----------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 52

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                         DESCRIPTION OF THE GROUP II COLLATERAL
--------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                 SUMMARY - GROUP II POOL*
----------------------------------------------------------------------------------------------------------------------------
Number of Mortgage Loans                                 2,178|Index Type:
Aggregate Principal Balance                       $464,770,264|      6 Month LIBOR:                                  75.87%
Conforming Principal Balance Loans                $276,210,291|      Fixed Rate:                                     24.13%
Average Principal Balance:                            $213,393|W.A. Initial Periodic Cap:                            2.988%
     Range:                               $10,681 - $1,480,000|W.A. Subsequent Periodic Cap:                         1.002%
W.A. Coupon:                                            7.969%|W.A. Lifetime Rate Cap:                               6.004%
     Range:                                   5.250% - 15.875%|Property Type:
W.A. Gross Margin:                                       5.61%|      Single Family:                                  63.44%
     Range:                                    2.250% - 8.250%|      PUD:                                            28.89%
W.A. Remaining Term (months):                              345|      Condo:                                           6.03%
     Range (months):                                   113-360|      2-4 Family:                                      1.64%
W.A. Seasoning (months):                                     2|Occupancy Status:
Latest Maturity Date:                         February 1, 2037|     Primary:                                         98.95%
State Concentration (Top 5):                                  |     Investment:                                       0.91%
      California:                                       44.24%|      Second Home:                                     0.15%
      Florida:                                          10.63%|Documentation Status:
      Arizona:                                           4.88%|     Full:                                            62.29%
      Ohio:                                              4.58%|     Stated:                                          26.27%
      Texas:                                             3.53%|     Limited:                                          6.59%
W.A. Original Combined LTV:                             82.03%|     None:                                             4.86%
     Range:                                   17.53% - 100.00%|Non-Zero W.A. Prepayment Penalty - Term (months):         28
First Liens:                                            92.20%|Loans with Prepay Penalties:                          79.74%
Second Liens:                                            7.80%|Interest Only Loans:                                  44.34%
Non-Balloon Loans:                                      74.84%|Non-Zero W.A. Interest Only Term (months):                60
Non-Zero W.A. FICO Score:                                  657|
----------------------------------------------------------------------------------------------------------------------------
*  Subject to a permitted variance of  +/- 10%

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 53

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                         DESCRIPTION OF THE GROUP II COLLATERAL
--------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------------------
                                                             Collateral Type
-------------------------------------------------------------------------------------------------------------------------------------------
                                        Number of           Aggregate           % of Aggregate                         W.A.         W.A.
                                   Initial Mortgage         Remaining             Remaining              W.A.        Non-Zero     Original
Collateral Type                           Loans      Principal Balance ($)     Principal Balance      Coupon (%)       FICO       CLTV (%)
-------------------------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                                   8              1,037,370                  0.22           6.649          650        55.66
Fixed - 20 Year                                   5                256,833                  0.06          11.937          636        99.99
Fixed - 30 Year                                 214             62,634,219                 13.48           6.566          700        69.90
Balloon - 10/30                                  17                904,418                  0.19          11.875          633        99.87
Balloon - 15/30                                 420             25,208,877                  5.42          11.415          649        99.30
Balloon - 20/30                                 101              8,190,368                  1.76          11.141          673        99.83
Balloon - 30/40                                  57             13,186,756                  2.84           7.662          665        81.64
Balloon - 30/50                                   1                749,827                  0.16           6.375          779        89.29
ARM - 6 Month                                     2                692,272                  0.15           8.048          657        91.91
ARM - 6 Month IO                                  4                802,899                  0.17           8.891          602        81.33
ARM - 1 Year/6 Month                              8              1,259,138                  0.27           7.827          649        89.39
ARM - 1 Year/6 Month IO                           3              1,604,000                  0.35           7.093          645        80.00
ARM - 1 Year/6 Month 30/50 Balloon                1                849,765                  0.18           5.875          667        74.89
ARM - 2 Year/6 Month                            325             57,701,738                 12.42           8.391          641        83.82
ARM - 2 Year/6 Month IO                         489            151,997,143                 32.70           7.854          657        81.40
ARM - 2 Year/6 Month 30/40 Balloon              111             29,514,304                  6.35           8.060          653        83.20
ARM - 2 Year/6 Month 30/50 Balloon               65             24,153,612                  5.20           8.056          633        84.18
ARM - 3 Year/6 Month                             96             16,461,099                  3.54           8.226          626        82.25
ARM - 3 Year/6 Month IO                         170             44,025,079                  9.47           7.327          643        84.07
ARM - 3 Year/6 Month 30/40 Balloon               16              4,597,005                  0.99           8.212          659        88.46
ARM - 3 Year/6 Month 30/50 Balloon               21              7,704,097                  1.66           7.266          653        80.95
ARM - 5 Year/6 Month                              7              1,728,513                  0.37           7.215          650        68.83
ARM - 5 Year/6 Month IO                          31              7,630,299                  1.64           7.661          663        80.11
ARM - 5 Year/6 Month 30/50 Balloon                6              1,880,635                  0.40           7.897          633        85.97
-------------------------------------------------------------------------------------------------------------------------------------------
Total:                                         2,178           464,770,264                100.00           7.969          657        82.03
-------------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------------
                                                                IO Terms
-----------------------------------------------------------------------------------------------------------------------------------------
                                                                             % of Aggregate                        W.A.         W.A.
IO Terms (mos.)                Number of           Aggregate Remaining         Remaining             W.A.        Non-Zero     Original
                        Initial Mortgage Loans    Principal Balance ($)    Principal Balance      Coupon (%)       FICO       CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------------
0                                         1,481              258,710,844                 55.66           8.157         659         82.13
60                                          695              205,613,620                 44.24           7.731         654         81.92
120                                           2                  445,800                  0.10           8.346         614         80.00
-----------------------------------------------------------------------------------------------------------------------------------------
Total:                                    2,178              464,770,264                100.00           7.969         657         82.03
-----------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 54

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF THE GROUP II COLLATERAL
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------------
                                                    Principal Balance at Origination
-----------------------------------------------------------------------------------------------------------------------------------------
                                  Number of             Aggregate           % of Aggregate                        W.A.          W.A.
Principal Balance at           Initial Mortgage         Remaining             Remaining            W.A.         Non-Zero      Original
Origination ($)                     Loans         Principal Balance ($)   Principal Balance     Coupon (%)        FICO        CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                            275                9,602,675                2.07           11.425          634         96.94
50,000.01 - 100,000.00                      473               35,155,802                7.56           10.089          638         90.58
100,000.01 - 150,000.00                     305               37,539,288                8.08            8.730          635         84.68
150,000.01 - 200,000.00                     268               47,106,057               10.14            8.043          637         82.39
200,000.01 - 250,000.00                     212               47,250,116               10.17            7.872          643         83.22
250,000.01 - 300,000.00                     155               42,552,265                9.16            7.956          651         83.00
300,000.01 - 350,000.00                      92               29,901,657                6.43            7.899          653         84.87
350,000.01 - 400,000.00                      67               25,132,558                5.41            7.896          654         81.91
400,000.01 - 450,000.00                      79               33,930,447                7.30            7.434          661         81.05
450,000.01 - 500,000.00                      70               33,219,101                7.15            7.382          665         79.74
500,000.01 - 550,000.00                      53               27,678,440                5.96            7.479          662         80.01
550,000.01 - 600,000.00                      38               21,662,029                4.66            6.882          681         81.00
600,000.01 - 650,000.00                      22               13,736,146                2.96            7.178          661         77.38
650,000.01 - 700,000.00                      13                8,773,141                1.89            6.849          696         74.36
700,000.01 - 750,000.00                      10                7,307,769                1.57            7.149          672         74.38
750,000.01 - 800,000.00                      12                9,402,618                2.02            7.025          685         66.92
800,000.01 - 850,000.00                       5                4,178,594                0.90            7.035          700         76.39
850,000.01 - 900,000.00                       3                2,612,549                0.56            7.363          673         80.00
900,000.01 - 950,000.00                       5                4,667,834                1.00            7.651          712         78.99
950,000.01 - 1,000,000.00                     7                6,900,369                1.48            7.352          699         77.62
1,000,000.01 greater than or equal to        14               16,460,810                3.54            7.406          721         73.00
-----------------------------------------------------------------------------------------------------------------------------------------
Total:                                    2,178              464,770,264              100.00            7.969          657         82.03
-----------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 55

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF THE GROUP II COLLATERAL
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------------
                                                       Remaining Principal Balance
------------------------------------------------------------------------------------------------------------------------------------------
                                   Number of            Aggregate           % of Aggregate                         W.A.          W.A.
Remaining Principal                 Initial             Remaining             Remaining             W.A.         Non-Zero      Original
Balance ($)                     Mortgage Loans    Principal Balance ($)   Principal Balance      Coupon (%)        FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                             276              9,628,783                  2.07          11.430            634        96.95
50,000.01 - 100,000.00                       472             35,129,694                  7.56          10.087            638        90.57
100,000.01 - 150,000.00                      306             37,688,957                  8.11           8.730            635        84.67
150,000.01 - 200,000.00                      268             47,156,319                 10.15           8.032            637        82.39
200,000.01 - 250,000.00                      211             47,050,186                 10.12           7.881            643        83.24
250,000.01 - 300,000.00                      155             42,552,265                  9.16           7.956            651        83.00
300,000.01 - 350,000.00                       92             29,901,657                  6.43           7.899            653        84.87
350,000.01 - 400,000.00                       67             25,132,558                  5.41           7.896            654        81.91
400,000.01 - 450,000.00                       79             33,930,447                  7.30           7.434            661        81.05
450,000.01 - 500,000.00                       70             33,219,101                  7.15           7.382            665        79.74
500,000.01 - 550,000.00                       54             28,228,130                  6.07           7.492            662        80.30
550,000.01 - 600,000.00                       37             21,112,339                  4.54           6.850            682        80.63
600,000.01 - 650,000.00                       22             13,736,146                  2.96           7.178            661        77.38
650,000.01 - 700,000.00                       13              8,773,141                  1.89           6.849            696        74.36
700,000.01 - 750,000.00                       10              7,307,769                  1.57           7.149            672        74.38
750,000.01 - 800,000.00                       12              9,402,618                  2.02           7.025            685        66.92
800,000.01 - 850,000.00                        5              4,178,594                  0.90           7.035            700        76.39
850,000.01 - 900,000.00                        3              2,612,549                  0.56           7.363            673        80.00
900,000.01 - 950,000.00                        5              4,667,834                  1.00           7.651            712        78.99
950,000.01 - 1,000,000.00                      7              6,900,369                  1.48           7.352            699        77.62
1,000,000.01 greater than or equal to         14             16,460,810                  3.54           7.406            721        73.00
------------------------------------------------------------------------------------------------------------------------------------------
Total:                                     2,178            464,770,264                100.00           7.969            657        82.03
------------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------------------
                                                              Remaining Term
-------------------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Aggregate                      W.A.            W.A.
                               Number of           Aggregate Remaining        Remaining           W.A.        Non-Zero        Original
Months Remaining         Initial Mortgage Loans   Principal Balance ($)   Principal Balance    Coupon (%)       FICO          CLTV (%)
-------------------------------------------------------------------------------------------------------------------------------------------
61 - 120                                      17                 904,418                0.19         11.875          633             99.87
121 - 180                                    428              26,246,246                5.65         11.227          649             97.58
181 - 240                                    106               8,447,200                1.82         11.166          672             99.84
301 - 360                                  1,627             429,172,399               92.34          7.698          657             80.69
-------------------------------------------------------------------------------------------------------------------------------------------
Total:                                     2,178             464,770,264              100.00          7.969          657             82.03
-------------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 56

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP II COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
                                                            Mortgage Rate
---------------------------------------------------------------------------------------------------------------------------------------
                                                                             % of Aggregate                      W.A.         W.A.
                                Number of           Aggregate Remaining         Remaining           W.A.       Non-Zero     Original
Mortgage Rate (%)        Initial Mortgage Loans    Principal Balance ($)    Principal Balance    Coupon (%)      FICO       CLTV (%)
---------------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                                   9               3,672,614                 0.79         5.353         753         52.17
5.500 - 5.999                                  77              40,462,335                 8.71         5.717         725         64.06
6.000 - 6.499                                  59              19,832,079                 4.27         6.233         691         83.14
6.500 - 6.999                                 184              55,791,214                12.00         6.735         663         79.57
7.000 - 7.499                                 212              55,658,085                11.98         7.200         658         81.18
7.500 - 7.999                                 334              92,505,011                19.90         7.709         653         80.63
8.000 - 8.499                                 235              56,189,260                12.09         8.171         646         82.01
8.500 - 8.999                                 209              51,452,593                11.07         8.688         641         83.37
9.000 - 9.499                                 116              22,338,170                 4.81         9.180         623         88.64
9.500 - 9.999                                 111              17,356,263                 3.73         9.740         619         90.17
10.000 - 10.499                                91              11,465,044                 2.47        10.225         633         94.15
10.500 - 10.999                               111              10,342,635                 2.23        10.734         656         96.84
11.000 - 11.499                               141               9,617,947                 2.07        11.209         649         99.23
11.500 - 11.999                               130               8,626,585                 1.86        11.761         635         99.45
12.000 - 12.499                                73               4,967,392                 1.07        12.247         616         99.85
12.500 - 12.999                                30               2,013,117                 0.43        12.697         611         98.27
13.000 - 13.499                                 8                 413,492                 0.09        13.241         599        100.00
13.500 - 13.999                                 8                 489,224                 0.11        13.786         597        100.00
14.000 - 14.499                                15                 649,102                 0.14        14.350         593        100.00
14.500 - 14.999                                20                 746,499                 0.16        14.728         590        100.00
15.000 - 15.499                                 4                 154,822                 0.03        15.019         596        100.00
15.500 - 15.999                                 1                  26,780                 0.01        15.875         595        100.00
---------------------------------------------------------------------------------------------------------------------------------------
Total:                                      2,178             464,770,264               100.00         7.969         657         82.03
---------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 57

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP II COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------------
                                                  Original Combined Loan-to-Value Ratio
------------------------------------------------------------------------------------------------------------------------------------------
Original Combined                       Number of            Aggregate            % of Aggregate                        W.A.         W.A.
Loan-to-Value                      Initial Mortgage          Remaining              Remaining             W.A.        Non-Zero     Original
Ratio (%)                                 Loans         Principal Balance ($)    Principal Balance     Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------------
Less than or Equal to 50.00                     42              12,338,469                  2.65          6.381          693        41.05
50.01 - 55.00                                   11               5,183,779                  1.12          5.888          705        52.35
55.01 - 60.00                                   25               6,200,182                  1.33          6.561          672        58.20
60.01 - 65.00                                   35              12,778,578                  2.75          6.262          704        63.47
65.01 - 70.00                                   38              10,133,582                  2.18          7.258          658        68.41
70.01 - 75.00                                   45              16,667,075                  3.59          6.856          664        73.80
75.01 - 80.00                                  973             259,363,193                 55.80          7.629          656        79.94
80.01 - 85.00                                   72              18,492,819                  3.98          7.968          621        84.13
85.01 - 90.00                                  114              27,672,228                  5.95          8.101          648        89.33
90.01 - 95.00                                   86              18,805,119                  4.05          8.260          652        94.72
95.01 - 100.00                                 737              77,135,242                 16.60         10.118          650        99.97
------------------------------------------------------------------------------------------------------------------------------------------
Total:                                       2,178             464,770,264                100.00          7.969          657        82.03
------------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 58

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF THE GROUP II COLLATERAL
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                 FICO Score at Origination
----------------------------------------------------------------------------------------------------------------------------
                                                                    % of Aggregate                     W.A.        W.A.
FICO Score               Number of          Aggregate Remaining       Remaining           W.A.       Non-Zero    Original
At Origination     Initial Mortgage Loans  Principal Balance ($)  Principal Balance    Coupon (%)      FICO      CLTV (%)
----------------------------------------------------------------------------------------------------------------------------
1 - 499                                 1                 79,896                0.02        10.125         492       100.00
500 - 524                               1                 99,865                0.02         8.000         505        74.07
525 - 549                              27              4,406,451                0.95         9.065         545        71.42
550 - 574                              62             10,851,629                2.33         9.026         563        77.94
575 - 599                             230             34,590,389                7.44         9.452         588        84.91
600 - 624                             399             65,412,678               14.07         8.574         612        84.10
625 - 649                             528            105,952,706               22.80         8.074         639        83.88
650 - 674                             481            100,630,983               21.65         7.863         660        83.62
675 - 699                             240             63,526,680               13.67         7.508         686        82.11
700 - 724                             107             35,788,028                7.70         7.189         711        78.73
725 - 749                              41             15,343,053                3.30         7.055         737        72.81
750 - 774                              31             15,628,450                3.36         7.103         763        76.52
775 - 799                              26             11,289,355                2.43         6.181         785        71.43
800 - 824                               4              1,170,103                0.25         5.467         807        48.78
----------------------------------------------------------------------------------------------------------------------------
Total:                              2,178            464,770,264              100.00         7.969         657        82.03
----------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 59

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF THE GROUP II COLLATERAL
---------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------------------
                                                      Geographic Distribution*
-------------------------------------------------------------------------------------------------------------------------------------------
                               Number of             Aggregate             % of Aggregate                         W.A.           W.A.
                           Initial Mortgage          Remaining               Remaining            W.A.          Non-Zero       Original
Location                         Loans         Principal Balance ($)     Principal Balance     Coupon (%)         FICO         CLTV (%)
-------------------------------------------------------------------------------------------------------------------------------------------
California                               575               205,635,706                 44.24          7.460             677          79.21
Florida                                  270                49,396,496                 10.63          7.839             648          82.28
Arizona                                  138                22,666,378                  4.88          8.239             640          83.22
Ohio                                     168                21,296,948                  4.58          8.119             631          86.11
Texas                                    141                16,424,066                  3.53          8.660             649          86.63
Maryland                                  50                13,054,308                  2.81          8.194             633          81.98
Nevada                                    69                12,386,347                  2.67          8.540             642          84.83
Illinois                                  73                12,185,080                  2.62          8.678             645          83.14
Virginia                                  58                10,549,182                  2.27          8.485             639          84.92
Michigan                                  72                10,220,070                  2.20          9.023             648          87.23
Washington                                52                10,066,402                  2.17          8.148             641          83.30
Georgia                                   39                 6,696,533                  1.44          8.439             649          87.55
Pennsylvania                              39                 5,845,924                  1.26          8.793             633          88.71
Oregon                                    29                 5,448,295                  1.17          8.037             641          82.03
Colorado                                  34                 5,350,194                  1.15          8.157             648          83.65
New York                                  21                 5,149,381                  1.11          8.316             646          78.52
New Jersey                                18                 4,830,939                  1.04          8.883             636          84.28
Tennessee                                 40                 4,451,437                  0.96          8.447             628          87.43
Connecticut                               12                 3,592,814                  0.77          8.831             603          83.53
Missouri                                  29                 3,485,226                  0.75          9.376             632          90.58
North Carolina                            26                 3,475,135                  0.75          9.089             628          85.62
Minnesota                                 20                 3,358,225                  0.72          8.322             651          83.44
Indiana                                   21                 2,908,848                  0.63          8.903             620          83.44
Kentucky                                  13                 2,831,052                  0.61          7.893             654          81.54
Arkansas                                  21                 2,677,705                  0.58          8.561             643          88.53
Louisiana                                 21                 2,459,056                  0.53          8.775             637          86.86
New Mexico                                17                 2,426,724                  0.52          9.123             618          80.52
Mississippi                               15                 2,251,465                  0.48          8.608             630          88.04
Wisconsin                                 16                 2,010,531                  0.43          8.855             633          91.61
South Carolina                            11                 1,923,265                  0.41          9.708             634          84.26
Hawaii                                     4                 1,216,625                  0.26          7.663             657          68.31
Alabama                                    7                 1,122,618                  0.24          8.855             616          87.17
Utah                                       5                   959,806                  0.21          7.718             640          85.24
Idaho                                      7                   925,809                  0.20          8.633             620          79.94
-------------------------------------------------------------------------------------------------------------------------------------------
*Geographic Distribution continued on the next page

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 60

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF THE GROUP II COLLATERAL
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------------
                                                 Geographic Distribution (Continued)
--------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Aggregate                         W.A.          W.A.
                             Number of          Aggregate Remaining        Remaining            W.A.         Non-Zero      Original
Location              Initial Mortgage Loans   Principal Balance ($)   Principal Balance     Coupon (%)        FICO        CLTV (%)
--------------------------------------------------------------------------------------------------------------------------------------
Montana                                     3                716,552                 0.15           10.028          564         81.89
Oklahoma                                    8                709,667                 0.15            8.068          645         84.51
District of Columbia                        2                674,796                 0.15            8.435          680         89.34
Massachusetts                               4                648,742                 0.14            9.622          625         80.66
West Virginia                               2                509,925                 0.11            8.677          638         80.00
Iowa                                        7                460,305                 0.10            9.400          629         91.35
Delaware                                    5                391,343                 0.08           10.208          616         92.33
South Dakota                                6                341,250                 0.07            9.381          636         93.40
New Hampshire                               2                284,070                 0.06            9.682          601         89.19
Kansas                                      5                265,779                 0.06           10.440          647         95.81
Wyoming                                     1                170,981                 0.04            8.250          581         80.00
Maine                                       1                167,866                 0.04            7.125          693        100.00
Alaska                                      1                150,400                 0.03            9.625          542         80.00
--------------------------------------------------------------------------------------------------------------------------------------
Total:                                  2,178            464,770,264               100.00            7.969          657         82.03
--------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 61

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF THE GROUP II COLLATERAL
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------------
                                                          Occupancy Status
--------------------------------------------------------------------------------------------------------------------------------------
                                                                          % of Aggregate                        W.A.         W.A.
                              Number of          Aggregate Remaining         Remaining            W.A.        Non-Zero     Original
Occupancy Status       Initial Mortgage Loans   Principal Balance ($)    Principal Balance     Coupon (%)       FICO       CLTV (%)
--------------------------------------------------------------------------------------------------------------------------------------
Primary                                  2,150             459,866,969                98.95           7.966          657        82.04
Investment                                  23               4,214,848                 0.91           8.395          647        80.04
Second Home                                  5                 688,447                 0.15           7.478          658        85.55
--------------------------------------------------------------------------------------------------------------------------------------
Total:                                   2,178             464,770,264               100.00           7.969          657        82.03
--------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
                                                          Documentation Type
---------------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Aggregate                     W.A.          W.A.
                                Number of          Aggregate Remaining        Remaining           W.A.       Non-Zero      Original
Program                  Initial Mortgage Loans   Principal Balance ($)   Principal Balance    Coupon (%)      FICO        CLTV (%)
---------------------------------------------------------------------------------------------------------------------------------------
Full                                       1,354             289,496,095               62.29         7.822          649          81.75
Stated Documentation                         584             122,089,834               26.27         8.144          669          82.88
Limited                                       96              30,614,435                6.59         8.293          673          81.85
No Documentation                             144              22,569,900                4.86         8.469          664          81.36
---------------------------------------------------------------------------------------------------------------------------------------
Total:                                     2,178             464,770,264              100.00         7.969          657          82.03
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
                                                             Loan Purpose
---------------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Aggregate                       W.A.         W.A.
                                Number of           Aggregate Remaining       Remaining            W.A.        Non-Zero     Original
Purpose                   Initial Mortgage Loans   Principal Balance ($)  Principal Balance     Coupon (%)       FICO       CLTV (%)
---------------------------------------------------------------------------------------------------------------------------------------
Purchase                                    1,693            319,944,176               68.84           8.264         656         84.69
Refinance - Cashout                           418            121,432,980               26.13           7.411         654         76.94
Refinance - Rate Term                          67             23,393,108                5.03           6.822         685         72.12
---------------------------------------------------------------------------------------------------------------------------------------
Total:                                      2,178            464,770,264              100.00           7.969         657         82.03
---------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------------------
                                                               Property Type
--------------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Aggregate                       W.A.          W.A.
                                   Number of          Aggregate Remaining         Remaining            W.A.        Non-Zero      Original
Property Type               Initial Mortgage Loans   Principal Balance ($)    Principal Balance     Coupon (%)       FICO        CLTV (%)
--------------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                       1,312             294,860,924                 63.44          7.925          661         81.22
PUD                                             672             134,270,052                 28.89          7.996          647         83.28
Condo                                           156              28,034,882                  6.03          8.230          656         84.42
2-4 Family                                       38               7,604,406                  1.64          8.218          662         82.79
--------------------------------------------------------------------------------------------------------------------------------------------
Total:                                        2,178             464,770,264                100.00          7.969          657         82.03
--------------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 62

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF THE GROUP II COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------------
                                                            Rate Adjustment*
-----------------------------------------------------------------------------------------------------------------------------------------
                                                                              % of Aggregate                       W.A.         W.A.
Month & Year of Next               Number of          Aggregate Remaining       Remaining           W.A.         Non-Zero     Original
Rate Adjustment             Initial Mortgage Loans   Principal Balance ($)  Principal Balance    Coupon (%)        FICO       CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------------
2007-05                                           2                391,399                0.11          8.694           598        79.71
2007-06                                           2                352,582                0.10          9.016           628        91.91
2007-07                                           2                751,190                0.21          8.159           643        86.95
2007-11                                           4                353,103                0.10          9.255           622        85.61
2007-12                                           5              1,709,354                0.48          7.200           644        80.25
2008-01                                           3              1,337,946                0.38          6.981           649        83.96
2008-02                                           1                648,000                0.18          6.875           675        90.00
2008-03                                           1                195,238                0.06          9.600           634        94.96
2008-06                                           1                106,694                0.03          8.400           610        90.00
2008-07                                           3                812,366                0.23          6.662           660        82.45
2008-08                                           4              1,663,784                0.47          8.133           648        71.05
2008-09                                          18              5,250,964                1.49          7.800           664        80.00
2008-10                                          45             12,998,514                3.69          8.283           641        81.81
2008-11                                         286             76,175,981               21.60          7.994           649        81.18
2008-12                                         305             80,539,650               22.84          8.033           652        83.42
2009-01                                         254             66,236,541               18.79          8.012           650        83.36
2009-02                                          72             19,051,565                5.40          7.891           652        81.04
2009-09                                           1                278,709                0.08          8.500           612        90.00
2009-10                                          15              3,245,396                0.92          7.993           633        81.49
2009-11                                          83             18,908,068                5.36          7.847           637        83.87
2009-12                                         104             25,350,434                7.19          7.455           642        82.96
2010-01                                          83             21,418,313                6.07          7.422           648        84.89
2010-02                                          17              3,586,360                1.02          7.548           619        80.48
2011-09                                           1                152,447                0.04          9.875           580        80.00
2011-11                                          10              2,076,600                0.59          8.398           633        77.40
2011-12                                          13              2,721,969                0.77          7.642           648        79.53
2012-01                                          18              5,172,831                1.47          7.090           655        79.90
2012-02                                           2              1,115,600                0.32          8.388           734        80.00
-----------------------------------------------------------------------------------------------------------------------------------------
Total:                                        1,355            352,601,597              100.00          7.904           649        82.56
-----------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 63

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF THE GROUP II COLLATERAL
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                            Gross Margin*
---------------------------------------------------------------------------------------------------------------------------------
                                                                      % of Aggregate                      W.A.          W.A.
Gross                     Number of           Aggregate Remaining        Remaining          W.A.        Non-Zero      Original
Margin  (%)         Initial Mortgage Loans   Principal Balance ($)   Principal Balance   Coupon (%)       FICO        CLTV (%)
---------------------------------------------------------------------------------------------------------------------------------
2.000 - 2.499                             3                 718,864               0.20          6.912          659         80.00
2.500 - 2.999                             3                 510,740               0.14          7.519          634         80.00
3.000 - 3.499                             2               1,310,176               0.37          7.847          636         80.00
4.000 - 4.499                             7               1,523,916               0.43          7.767          635         81.21
4.500 - 4.999                            14               3,367,894               0.96          7.299          659         79.11
5.000 - 5.499                           909             242,052,809              68.65          7.646          652         78.94
5.500 - 5.999                           141              36,373,394              10.32          8.066          637         86.81
6.000 - 6.499                            27               8,230,573               2.33          8.229          642         84.85
6.500 - 6.999                           221              53,113,215              15.06          8.823          645         95.48
7.000 - 7.499                            17               2,743,617               0.78          9.184          642         87.80
7.500 - 7.999                            10               2,378,915               0.67          9.575          622         93.03
8.000 - 8.499                             1                 277,484               0.08         10.250          546         70.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                                1,355             352,601,597             100.00          7.904          649         82.56
---------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 64

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF THE GROUP II COLLATERAL
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
                                                       Maximum Mortgage Rate*
---------------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Aggregate                      W.A.          W.A.
Maximum                        Number of           Aggregate Remaining        Remaining           W.A.        Non-Zero      Original
Mortgage Rate (%)       Initial Mortgage Loans    Principal Balance ($)   Principal Balance    Coupon (%)       FICO        CLTV (%)
---------------------------------------------------------------------------------------------------------------------------------------
11.000 - 11.499                               2                  331,080                0.09          5.291          639         80.00
11.500 - 11.999                              15                5,029,012                1.43          5.785          674         77.99
12.000 - 12.499                              42               14,390,780                4.08          6.240          681         83.50
12.500 - 12.999                             150               48,314,250               13.70          6.731          664         79.51
13.000 - 13.499                             195               51,675,891               14.66          7.198          658         81.13
13.500 - 13.999                             297               83,907,829               23.80          7.707          654         80.76
14.000 - 14.499                             206               52,376,906               14.85          8.167          646         81.99
14.500 - 14.999                             176               46,835,340               13.28          8.690          642         83.03
15.000 - 15.499                              97               20,417,856                5.79          9.184          622         88.82
15.500 - 15.999                              81               14,939,195                4.24          9.703          609         88.82
16.000 - 16.499                              37                6,552,280                1.86         10.185          600         91.52
16.500 - 16.999                              25                3,221,854                0.91         10.617          594         92.47
17.000 - 17.499                               9                1,641,176                0.47         11.114          595         99.14
17.500 - 17.999                              10                1,333,260                0.38         11.473          648         99.43
18.000 - 18.499                               7                1,047,994                0.30         12.162          589        100.00
18.500 - 18.999                               2                  150,848                0.04         12.622          586         94.90
19.000 - 19.499                               1                   54,962                0.02         13.049          595        100.00
19.500 - 19.999                               2                  265,900                0.08         13.786          589        100.00
20.500 - 20.999                               1                  115,182                0.03         14.625          586        100.00
---------------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,355              352,601,597              100.00          7.904          649         82.56
---------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 65

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF THE GROUP II COLLATERAL
----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------------
                                                       Minimum Mortgage Rate*
-------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of Aggregate                      W.A.         W.A.
Minimum                       Number of           Aggregate Remaining        Remaining           W.A.        Non-Zero     Original
Mortgage Rate (%)       Initial Mortgage Loans   Principal Balance ($)   Principal Balance    Coupon (%)       FICO       CLTV (%)
-------------------------------------------------------------------------------------------------------------------------------------
2.500 - 2.999                                2                  302,740                0.09          7.875          638        80.00
4.500 - 4.999                                1                   49,896                0.01          7.875          689        20.83
5.000 - 5.499                                5                1,364,265                0.39          6.974          627        69.52
5.500 - 5.999                               16                5,307,721                1.51          5.928          671        78.62
6.000 - 6.499                               42               14,390,780                4.08          6.240          681        83.50
6.500 - 6.999                              149               47,927,250               13.59          6.731          664        79.76
7.000 - 7.499                              195               51,709,706               14.67          7.200          658        81.17
7.500 - 7.999                              294               83,882,976               23.79          7.708          654        80.79
8.000 - 8.499                              205               51,663,366               14.65          8.168          646        82.02
8.500 - 8.999                              174               46,262,388               13.12          8.694          643        83.01
9.000 - 9.499                               98               20,949,015                5.94          9.179          622        88.66
9.500 - 9.999                               81               14,603,275                4.14          9.727          608        89.13
10.000 - 10.499                             37                6,552,280                1.86         10.185          600        91.52
10.500 - 10.999                             25                3,400,944                0.96         10.690          613        93.15
11.000 - 11.499                              9                1,641,176                0.47         11.114          595        99.14
11.500 - 11.999                              9                  958,932                0.27         11.756          595        99.21
12.000 - 12.499                              7                1,047,994                0.30         12.162          589       100.00
12.500 - 12.999                              2                  150,848                0.04         12.622          586        94.90
13.000 - 13.499                              1                   54,962                0.02         13.049          595       100.00
13.500 - 13.999                              2                  265,900                0.08         13.786          589       100.00
14.500 - 14.999                              1                  115,182                0.03         14.625          586       100.00
-------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,355              352,601,597              100.00          7.904          649        82.56
-------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 66

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF THE GROUP II COLLATERAL
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------------
                                                     Initial Periodic Rate Cap*
--------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of Aggregate                       W.A.         W.A.
Initial                      Number of           Aggregate Remaining         Remaining            W.A.        Non-Zero     Original
Periodic Cap (%)       Initial Mortgage Loans   Principal Balance ($)    Principal Balance     Coupon (%)       FICO       CLTV (%)
--------------------------------------------------------------------------------------------------------------------------------------
1.000                                        5               1,352,589                  0.38          8.580         623         86.88
1.500                                        1                 195,238                  0.06          9.600         634         94.96
2.000                                       13               4,012,311                  1.14          7.142         645         80.12
3.000                                    1,329             345,883,442                 98.09          7.907         649         82.54
3.050                                        1                  99,817                  0.03          8.500         644        100.00
4.000                                        1                 154,911                  0.04         12.000         597        100.00
5.000                                        1                 243,830                  0.07          8.380         628         95.00
6.000                                        4                 659,460                  0.19          7.695         649         80.00
--------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,355             352,601,597                100.00          7.904         649         82.56
--------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

---------------------------------------------------------------------------------------------------------------------------------------
                                                    Subsequent Periodic Rate Cap*
---------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of Aggregate                       W.A.         W.A.
Subsequent                   Number of           Aggregate Remaining         Remaining             W.A.       Non-Zero     Original
Periodic Cap (%)       Initial Mortgage Loans   Principal Balance ($)    Principal Balance      Coupon (%)      FICO       CLTV (%)
---------------------------------------------------------------------------------------------------------------------------------------
1.000                                    1,351             351,968,499                 99.82           7.903        649          82.55
1.500                                        1                 195,238                  0.06           9.600        634          94.96
2.000                                        3                 437,860                  0.12           7.566        658          80.00
---------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,355             352,601,597                100.00           7.904        649          82.56
---------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

---------------------------------------------------------------------------------------------------------------------------------------
                                                        Lifetime Periodic Cap*
---------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of Aggregate                       W.A.         W.A.
Lifetime                     Number of           Aggregate Remaining         Remaining             W.A.       Non-Zero     Original
Periodic Cap (%)       Initial Mortgage Loans   Principal Balance ($)    Principal Balance      Coupon (%)      FICO       CLTV (%)
---------------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.499                            1,350             350,638,847                 99.44           7.898        649          82.54
6.500 - 6.999                                3               1,393,184                  0.40           8.430        643          80.86
7.000 - 7.499                                2                 569,566                  0.16          10.356        733          98.27
---------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,355             352,601,597                100.00           7.904        649          82.56
---------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 67

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF THE GROUP II COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------------
                                                    Original Prepayment Charge Term
-----------------------------------------------------------------------------------------------------------------------------------------
                                                                             % of Aggregate                        W.A.         W.A.
Prepayment Penalty             Number of           Aggregate Remaining         Remaining             W.A.        Non-Zero     Original
Term (mos.)             Initial Mortgage Loans    Principal Balance ($)    Principal Balance      Coupon (%)       FICO       CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------------
0                                           570               94,165,371                 20.26           8.774         644         84.65
6                                             6                2,367,468                  0.51           7.775         680         78.03
12                                           87               25,144,808                  5.41           8.334         655         82.81
13                                            2                  693,019                  0.15           7.753         679         78.65
24                                          960              207,049,902                 44.55           8.169         655         84.14
36                                          432              113,301,191                 24.38           6.979         676         75.43
48                                          120               21,749,886                  4.68           7.363         628         84.69
60                                            1                  298,620                  0.06           6.500         652         80.00
-----------------------------------------------------------------------------------------------------------------------------------------
Total:                                    2,178              464,770,264                100.00           7.969         657         82.03
-----------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 68

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust Series 2007-ASAP1
------------------------------------------------------------------------------------------------------------------------------------

                            FOR ADDITIONAL INFORMATION PLEASE CALL:

-----------------------------------------------------------------------------------------
                                  Deutsche Bank Securities
-----------------------------------------------------------------------------------------

    Whole Loan Trading
    ------------------
    Michael Commaroto                              212-250-3114
    Paul Mangione                                  212-250-5786
    Adam Simms                                     212-250-8119

    ABS Banking
    -----------
    Sue Valenti                                    212-250-3455
    Rika Yano                                      212-250-6997
    Karan Mehta                                    212-250-0869
    Roxana McKinney                                212-250-0848

    ABS Structuring
    ---------------
    Bill Yeung                                     212-250-6893
    Christopher Sudol                              212-250-0507

    ABS Collateral
    --------------
    Reta Chandra                                   212-250-2729
    Justice Asante                                 212-250-8595

-----------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information  about the depositor and this offering.  You may get these documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the  depositor,  any  underwriter  or any  dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

                                                                 69